Exhibit 10 (n)
                                 LOAN AGREEMENT




                                      among



           BAYSHORE LANDING, LLC, a Florida limited liability company,
         BAYSHORE RAWBAR, LLC, a Florida limited liability company and
          BAYSHORE RESTAURANT, LLC, a Florida limited liability company

                           Collectively, as Borrowers



                                       and



                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                    as Lender




                              As of August 19, 2004

                                 LOAN AGREEMENT
                                 --------------

         This Loan Agreement (this "Agreement ") is entered into as of August 19, 2004 among WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender"), BAYSHORE LANDING, LLC, a Florida limited liability company, BAYSHORE RAWBAR, LLC, a Florida limited liability company and BAYSHORE RESTAURANT, LLC, a Florida limited liability company (collectively, "Borrowers" and individually, a "Borrower").


                                    RECITALS:

         1. Borrowers have requested Lender to make an acquisition, construction and term loan to Borrowers in the principal amount of $13,275,000.00 (the `Loan") for the purposes set forth in this Agreement. .

         2. The Loan is evidenced by a Promissory Note in the original principal amount of $13,275,000.00 (the "Note"), made by Borrowers, jointly and severally, payable to the order of Lender and bearing the same date as this Agreement.

         3. The Note is secured by, inter alia, a Leasehold Mortgage and Security Agreement (the `Mortgage"), made by Borrowers in favor of Lender and bearing the same date as this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable considerations, the receipt and sufficiency of which Lender and Borrowers hereby acknowledge, Lender and Borrowers agree that the foregoing recitals are true and correct and incorporated herein and further agree as follows:

                                   ARTICLE 1.

                               CERTAIN DEFINITIONS

         Section 1.1. Certain Definitions. As used herein, the following terms have the meanings indicated:

         (1) "Acquisition Loan" means the portion of the Loan in the amount of $10,050,000.00 to finance acquisition of the Mortgaged Property by Borrowers.

         (2) "Advance Request" has the meaning assigned in Section 2.3(1).

         (3) "Advances" means advances of the Loan proceeds subject to the terms and conditions of this Agreement.

         (4) "Affiliate" means (a) any corporation in which any Borrower or any general partner, shareholder, director, officer, member, or manager of any Borrower directly or indirectly owns or controls more than ten percent (1 0%) of the beneficial interest, (b) any


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



partnership, joint venture or limited liability company in which any Borrower or any general partner, shareholder, director, officer, member, or manager of any Borrower is a partner, joint venturer or member, (c) any trust in which any Borrower or any general partner, shareholder, director or officer of any Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by any Borrower or any general partner, shareholder, director, officer, member or manager of any Borrower, (e) any general partner, shareholder, director, officer, member or manager of any Borrower, (1) any Person related by birth, adoption or marriage to any general partner, shareholder, director, officer, member or manager of any Borrower, or
(g) any Borrower Party.

         (5) "Agreement" means this Loan Agreement, as amended from time to time.

         (6) "Architect" has the meaning set forth in Schedule 2.2.

         (7) "Architect's Contract" has the meaning set forth in Schedule 2.2.

         (8) "Assignment of Leases and Rents" means the Assignment of Leases and Rents, executed by Borrowers for the benefit of Lender, and pertaining to leases of space in the Mortgaged Property.

         (9) "Bankruptcy Party" has the meaning assigned in Section 9.16.

         (10) "Bayshore Landing" means Bayshore Landing, LLC, a Florida limited liability company.

         (11) "Bayshore Rawbar" means Bayshore Rawbar, LLC, a Florida limited liability company.

         (12) "Bayshore Restaurant" means Bayshore Restaurant, LLC, a Florida limited liability company.

         (13) "Bonds" has the meaning assigned in Section 8.30.

         (14) "Borrower Party" means each Guarantor, and each member and each manager of each Borrower.

         (15) "Budget" means the detailed line item budget of Direct Costs and Indirect Costs attached hereto as Schedule 1.1 (15), and showing the total costs for each line item and the amount of each line item to be funded from the Construction Loan and/or Borrowers' equity, as the same may be revised from time to time with the written approval of Lender.

         (16) "Business Day" means a day other than a Saturday, a Sunday, or a legal holiday on which national banks located in the State of New York are not open for general banking business.

         (17) "Christoph Trusts" means those trusts created under that certain Trust Agreement of the Christoph Family Trust dated March 19, 1997 by and between Robert W. Christoph, Sr. as Grantor and Robert W. Christoph, Sr. and Carter N. McDowell as Trustees


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


         (18) "City" means the City of Miami, a municipal corporation of the State of Florida.

         (19) "City Lease" as described on Schedule 1.1 (19) attached hereto.

         (20) "Closing Date" means August 19, 2004.

         (21)  "Closing  Site  Assessments  and   Environmental   Documents"  as
described on Schedule 1.1 (21) attached hereto.

         (22) "Completion Conditions" has the meaning assigned in Section 8.23.

         (23) "Completion Date" means August 19, 2005 with respect to all portions of the Project except for the improvements to be made under the Restaurant Sublease, and February 19, 2006 with respect to the improvements to be made under the Restaurant Sublease.

         (24) "Construction Contract" has the meaning set forth in Schedule 2.2.

         (25) "Construction Documents" means the Construction Contract, the Architect's Contract and all other present and future construction contracts, contracts with architects, engineers or other design professionals, the Plans and Specifications, all present and future drawings, budgets, bonds and other agreements pertaining to construction of the Project, and any and all engineering, soil and other reports and studies and all surveys pertaining thereto.

         ` (26) "Construction Lien Law" means Florida Statutes Chapter 713, Part I, as same may be amended from time to time.

         (27) "Construction Loan" means the portion of the Loan in the amount of $3,225,000.00 to finance construction of the Project.

         (28) "Construction Period" means the period of time commencing on the Closing Date and ending on the Completion Date.

         (29) "Debt " means, for any Person, without duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, (f) and all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

         (30) "Debt Service Coverage Ratio" means the ratio of Borrowers' consolidated (a) (i) net income, plus (ii) depreciation and amortization expense, plus (iii) interest


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expense,  minus (iv) unfinanced capital  expenditures,  minus (v) distributions, all divided by (b) paid current maturities of long term debt (including capital leases) plus interest expense, all as determined in accordance with GAAP.

         (31) "Default Rate" means the maximum rate of interest allowed by applicable law.

         (32) "Development Agreement" means any agreements now or hereafter existing with the City of Miami or the County of Miami- Dade or any providing utility company or authority relating to the Project.

              (33) "Direct Costs" means direct construction costs incurred by Borrowers in connection with the construction of the Project, as itemized in the Budget, as the same may be revised from time to time with the written approval of Lender.

         (34) "Entity Guarantors" means, collectively, HMG/Courtland `Properties, Inc., a Delaware corporation, the Christoph Family Trust FBO Robert Christoph, Jr. and the Christoph Family Trust FBO Hunter Christoph. Each of such Entity Guarantors is individually referred to as an "Entity Guarantor."

         (35) "Environmental Laws" has the meaning assigned in Article 4.

         (36) "Equity Requirement" means an amount equal to the greater of (i) $1,075,000.00 or (ii) twenty- five percent (25%) of the Direct Costs or (iii) the amount by which in the reasonable opinion of Lender and Lender's Inspector the aggregate of Direct Costs set forth in the Budget exceeds the amount of the Construction Loan. Should the Direct Costs not exceed $4,300,000.00, the Construction Loan shall be reduced to an amount equal to seventy-five percent (75%) of the reduced Direct Costs, and the equity requirement shall be the difference between the Direct Costs and the Construction Loan.

         (37) "Event of Default" has the meaning assigned in Article 9.

         (38) "Excusable Delays" means unusually adverse weather conditions which have not been taken into account in the construction schedule for the Project; fire, earthquake or other acts of God; strike, lockout, acts of public enemy, riot or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of any Borrower, not to exceed, except as otherwise agreed to by Lender in Lender's sole and absolute discretion, 15 consecutive days in any one instance, or more than 30 days in the aggregate, provided Borrowers shall notify Lender in writing within 5 days after any such occurrence.

         (39) "General Contractor" has the meaning set forth in Schedule 2.2.

         (40) "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, as in effect from time to time in the United States, consistently applied.

         (41)  "Guarantors"  means each  Person  now or  hereafter  executing  a
Guaranty,   including   initially  the  Entity  Guarantors  and  the  Individual
Guarantor.

         (42) "Guaranty" means the instruments of guaranty now or hereafter in effect from a Guarantor to Lender.

         (43) "Hazardous Materials" has the meaning assigned in Article 4.

         (44) "Hedge Documents" means, collectively, that certain ISDA Master Agreement between Bayshore Landing and Lender, Schedule to the Master Agreement between Bayshore Landing and Lender and all applicable confirmations relating thereto, all of which are dated August ___, 2004.

         (45) "Indirect Costs" means costs, other than Direct Costs, incurred by Borrowers in connection with the Project, as itemized in the Budget, as the same may be revised from time to time with the written approval of Lender.

         (46) "Individual Guarantor" means Robert Christoph, Sr., individually.

         (47) "Lender's Inspector" has the meaning assigned such term in Section 2.2(6).

         (48) "LIBOR Rate" means for any day the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source or interbank quotation).

         (49) "Lien" means any interest, or claim thereof, in the Mortgaged Property securing an obligation owed to, or a claim by, any Person other than the Borrowers, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Mortgaged Property.

         (50) "Loan" means the loan in the aggregate amount of $13,275,000 to be made by Lender to Borrowers under this Agreement and all other amounts secured by the Loan Documents.

         (51) "Loan Documents" means: (a) this Agreement, (b) the Note, (c) each Guaranty, (d) the Hedge Documents, (e) the Mortgage, (f) the Assignment of Leases and Rents, (g) Uniform Commercial Code financing statements, (h) such assignments of management agreements, contracts and other rights as may be required by Lender, (i) all other documents evidencing, securing, governing or otherwise pertaining to the Loan, and (j) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing.


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         (52)  "Maturity  Date"  means the earlier of (a) (i) August 19, 2020 if the Completion Conditions are satisfied by the Completion Date, and no uncured Event of Default then exists, or (ii) August 19, 2005 if the Completion Conditions are not satisfied by the Completion Date or an uncured Event of Default then exists, or (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

         (53) "Mortgage" means the Leasehold Mortgage and Security Agreement, executed by Borrowers in favor of Lender and covering the Mortgaged Property.

         (54) "Mortgaged Property" means, without limitation, Bayshore Landing's leasehold interest in the real property legally described on Schedule A attached hereto, all improvements, structures, docks, piers and all other facilities now or hereafter located thereon, all easements, licenses, leases, subleases and other rights appurtenant thereto, the businesses known as the "Coconut Grove Marina" and "Monty's Restaurants" located in Coconut Grove, Florida, all amenities, fixtures, and personal property appurtenant thereto, Bayshore Landing's leasehold interest in the City Lease, Bayshore Rawbar's leasehold interest in the Rawbar Sublease and Bayshore Restaurant's leasehold interest in the Restaurant Sublease.

         (55) "Note" means the Promissory Note of even date, in the stated principal amount of $13,275,000.00, executed by Borrowers jointly and severally, and payable to the order of Lender in evidence of the Loan.

         (56) "Permanent Period" means the period of time commencing on August 20, 2005 and ending on the Maturity Date.

         (57) "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision, thereof, or any other form of entity

         (58) "Plans and Specifications" means the final plans and specifications, including without limitation all maps, sketches, diagrams, surveys, drawings and lists of materials, for the construction of the Project, to prepared by the Architect and subject to the review by and approval of Lender, and any and all modifications thereof made with the written approval of Lender.

                  (59) "Potential Default" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

         (60) "Project" means the construction on the Mortgaged Property of the improvements described in the Plans and Specifications.

         (61) "Rawbar Sublease" means that certain sublease agreement of even date herewith between Bayshore Landing, as lessor, and Bayshore Rawbar, as lessee.


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         (62)  "Restaurant  Sublease" means that certain  sublease  agreement of even date herewith between Bayshore Landing, as lessor, and Bayshore Restaurant, as lessee.

         (63) "Retainage" means the greater of (a) 10% of Direct Costs actually incurred by Borrowers for work in place as part of the Project, as certified from time to time by Lender's Inspector, or (b) the amount actually held back by Borrowers from the General Contractor and each subcontractor and supplier engaged in the construction of the Project.

         (64) "Single Purpose Entity" shall mean a Person (other than an individual, a government, or any agency or political subdivision thereof), whose sole business is owning the Mortgaged Property (or applicable portion thereof), and that conducts business only in its own name, does not engage in any business or have any assets unrelated to the Mortgaged Property (other than cash and investment grade securities), does not have any indebtedness other than as permitted by this Agreement, has its own separate books, records, and accounts (with no commingling of assets), holds itself out as being a Person separate and apart from any other Person, and observes corporate and partnership formalities independent of any other entity, and which otherwise constitutes a single purpose entity as determined by Lender.

                  (65) "Site Assessment" means an environmental engineering report for the Mortgaged Property prepared by an engineer engaged by Lender at Borrowers' expense, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Mortgaged Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with good customary and commercial practice.

         (66) "State" means the State of Florida.

         (67) "State Lease" as described on Schedule I .1 (67) attached hereto.

         (68) "State Waivers" as described on Schedule 1.1 (68) attached hereto.

         (69) "Title Insurer" means First American Title Insurance Company.

         (70) "Verified Project Costs" means the aggregate, from time to time, of (a) Indirect Costs actually incurred by Borrowers and approved for funding by Lender, and (b) Direct Costs actually incurred by Borrowers for work in place as part of the Project, as certified by Lender's Inspector, from time to time, pursuant to the provisions of this Agreement, minus a sum equal to the aggregate of (i) the portion of the Equity Requirement which Borrowers are required to have invested in the Project from time to time pursuant to this Agreement, and
(ii) the Retainage.

                                   ARTICLE 2.

                              LOAN TERMS; ADVANCES

         Section 2.1. Acquisition Loan. The Acquisition Loan shall be funded in one Advance to Borrowers on the Closing Date provided the conditions as set forth on Schedule 2.1 attached


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have been  satisfied.  The  proceeds  of the  Acquisition  Loan shall be used by
Borrowers to finance the acquisition of the Mortgaged Property.

         Section 2.2. Construction Loan.

         (1) Advances. Subject to compliance by Borrowers with the terms and conditions of this Agreement, including without limitation, satisfaction of the conditions set forth on Schedule 2.2 attached hereto, Lender shall make Advances to Bayshore Landing of the Construction Loan during the Construction Period for Direct Costs and Indirect Costs; provided, however, that in no event shall Lender be obligated to make disbursements of the Construction Loan in excess of Verified Project Costs. All Direct Costs and Indirect Costs must, to the extent possible, be verified by fixed cost contracts, and all items of cost reasonably incapable of verification by means of fixed cost contracts must be supportable as reasonable estimates.

         (2)  Equity  Requirement.  Prior  to  any  Advance  by  Lender  of  the
Construction Loan, Borrowers shall invest an amount equal to the Equity Requirement into the construction of the Project in accordance with the Budget. The Equity Requirement shall remain invested in the Project for the term of the Loan and Borrowers agree that no portion of the Equity Requirement will be reimbursed directly or indirectly without Lender's prior written consent. At the request of Lender, the amount of the Equity Requirement shall be deposited with Lender and disbursed by Lender for construction of the Project in accordance with the terms and conditions of this Agreement.

         (3) Retainage. Lender shall retain from each Advance of the Construction Loan an amount equal to the Retainage. The Retainage shall be released by Lender, provided that no Event of Default then exists hereunder or under any of the other Loan Documents, at the time of, and subject to the conditions set forth on Schedule 2.2 with respect to, the final Advance of the Construction Loan.

         (4) Deficiency in Loan Amount. If, prior to any Advance of the Construction Loan, for any reason, Lender shall determine in its sole discretion that the actual cost to complete construction of the Project exceeds the undisbursed balance of the Construction Loan, Lender may require Borrowers to deposit with Lender within seven (7) days after written notice from Lender the projected deficiency. At Lender's option, no Advances of the Construction Loan shall be made until Borrowers have fully complied with this requirement. All such deposited funds shall be additional security for the Loan and at Lender's option, shall be disbursed, in accordance with the provisions of this Agreement, to pay costs to complete construction of the Project before any further Advances of the Construction Loan.

         (5) Contingency Reserve. Advances from that portion of the Construction Loan proceeds allocated to "contingency" (the "Contingency Reserve") on the Budget, if any, may be disbursed in Lender's sole and absolute discretion for payment of Direct Costs or Indirect Costs as documented by paid receipts and otherwise as provided herein. Lender may determine in its absolute discretion whether to pay interest from the Contingency Reserve.

         (6) Lender's Inspector. Lender shall have the right to retain, at Borrowers' expense, any individual designated by Lender from time to time (`Lender's Inspector") to act


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


as Lender's consultant in connection with the Construction Loan and the construction of the Project, to review and advise Lender with respect to the Construction Documents, and other matters related to the design, construction, operation and use of the Project, to monitor the progress of construction, and to review Advance Requests and change orders submitted hereunder. The fees and expenses of Lender's Inspector shall be due and payable by Borrowers as provided for herein or otherwise on demand. Borrowers shall provide to Lender and Lender's Inspector facilities commonly made available by responsible contractors for the inspection of the Project, and to afford full and free access by Lender and Lender's Inspector to all Construction Documents. Borrowers acknowledge that
(a) Lender's inspector has been retained by Lender to act as a consultant, and only as a consultant, to Lender in connection with the construction of the Project, (b) Lender's Inspector shall in no event have any power or authority to make any decision or to give any approval or consent or to do any other thing which is binding upon Lender and any such purported decision, approval, consent or act by Lender's Inspector on behalf of Lender shall be void and of no force or effect, (c) Lender reserves the right to make any and all decisions required to be made by Lender under this Agreement, in its sole and absolute discretion, and without in any instance being bound or limited in any manner whatsoever by any opinion expressed or not expressed by Lender's Inspector to Lender or any other person with respect thereto, and (d) Lender reserves the right in its, sole and absolute discretion to replace Lender's Inspector with another inspector at any time and without prior notice to or approval by Borrowers.

         (7) No Warranty by Lender. Nothing contained in this Agreement or any other Loan Document shall constitute or create any duty on or warranty by Lender regarding (a) the accuracy or reasonableness of the Budget, (b) the proper application by Borrowers, General Contractor or any subcontractor of the Loan proceeds, (c) the quality or condition of the Project, or (d) the competence or qualifications of the General Contractor or any other party furnishing labor or materials in connection with the construction of the Project. ` Each Borrower
(i) acknowledges that it has not relied and will not rely upon any experience, awareness or expertise of Lender regarding the aforesaid matters; and (ii) shall indemnify, hold harmless, and defend Lender from any costs, expenses, damages, judgments or liabilities, including without limitation, attorneys' fees, arbitration fees, and expert witness fees, arising from or connected with (A) such matters, (B) payment or non-payment for labor or materials furnished for construction of the Project, (C) any claims of mechanics or materialmen or (D) any action or inaction by any Borrower in connection with the foregoing.

         Section 2.3. Procedures for Advances of the Construction Loan

         (1) Advance Requests. For each request for an Advance, Borrowers shall submit to Lender, at least five (5) business days prior to the requested date of disbursement, a completed written disbursement request (each, an "Advance Request") in such form and detail as required by Lender, together with a check in the amount of the inspection fee set forth in Section 2.3(2) hereof. All Advances of the Construction Loan shall be made from time to time as construction progresses upon written application of Borrowers pursuant to an Advance Request. Borrowers shall file Advance Requests with Lender no more frequently than monthly, covering work performed since the prior Advance Request. Each Advance Request shall certify in detail, acceptable to Lender, the cost of the labor that has been performed and the materials that have been incorporated into the Project and all Indirect Costs that have been incurred since


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



the date of the previous Advance, and shall be accompanied by such supporting data as Lender may require, including, without limitation, receipts, vouchers, invoices, waivers of mechanic's and materialmen's liens, and AlA Forms G702 and G703 certified by the General Contractor and, if required by Lender, the Architect or engineer for the Project. The proceeds of each Advance shall be used by Borrowers solely to pay or as reimbursement for the obligations for which the Advance is sought. Each Advance Request shall constitute a representation by Borrowers that the work done and the materials supplied to the date thereof are in accordance with the Plans and Specifications; that the work and materials for which payment is requested have been physically incorporated into the Project; that the value is as stated; that the work and materials conform with all applicable rules and regulations of the public authorities having jurisdiction; that payment for the items described in such Advance Request has been made or will be made with the proceeds of the Advance for which the Advance Request was submitted; that such Advance Request is consistent with the Budget; that the proceeds of the previous Advance have been actually paid by Borrowers in accordance with the approved Advance Request for such previous Advance; and that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing.

         (2) Lender's Inspector. Upon receiving each Advance Request, Lender's Inspector will determine (a) whether the work completed to the date of such Advance Request has been done satisfactorily and in accordance with the Plans and Specifications, (b) the percentage of construction of the Project completed as of the date of such Advance Request, (c) the Direct Costs actually incurred for work in place as part of the Project as of the date of such Advance Request,
(d) the actual sum necessary to complete construction of the Project in accordance with the Plans and Specifications, and (e) the amount of time from the date of such Advance Request which will be required to complete construction of the Project in accordance with the Plans and Specifications. Borrowers shall pay a reasonable inspection fee to Lender upon submission of each Advance Request. All inspections by or on behalf of Lender shall be solely for the benefit of Lender, and Borrowers shall have no right to claim any loss or damage against Lender or Lender's Inspector arising from any alleged (i) negligence in or failure to perform such inspections, (ii) failure to monitor Advances of the Construction Loan or the progress or quality of construction, or (iii) failure to otherwise properly administer the Construction Loan.

         (3) Disbursement of Advances. At Lender's option, Lender may fund Advances of the Construction Loan directly into a separate construction disbursement account or other account of Bayshore Landing with Lender, to Bayshore Landing directly, to a title insurance company or other third party, directly to the General Contractor, subcontractor, materialmen or other suppliers providing labor, services or materials in connection with the construction of the Project, or jointly to Borrower(s) and any such person. Lender shall have no obligation after making Advances of the Construction Loan in a particular manner to continue to make Advances of the Construction Loan in that manner. Notwithstanding the foregoing, Lender's records of any Advance of the Construction Loan made pursuant to this Agreement shall, in the absence of manifest error, be deemed correct and acceptable and binding upon Borrowers.

         (4) Stored Materials. Lender shall not be required to make Advances of the Construction Loan for costs incurred by Borrowers with respect to materials stored on or off the Mortgaged Property unless Lender shall, in its sole discretion, deem it advisable to do so. If Lender elects to make an Advance of the Construction Loan for stored materials, all stored materials must be incorporated into the Project within forty five (45) days of Borrowers' Advance Request regarding such materials, and the following additional conditions shall apply: (a) copies of all invoices relating to such stored materials and a stored materials inventory sheet shall be submitted with the Advance Request; (b) with respect to materials stored on the Mortgaged Property, such materials shall be adequately secured, as determined by Lender's Inspector; and (c) with respect to materials stored off the Mortgaged Property, such materials must be (i) adequately stored at a bonded warehouse, (ii) insured under an Inland Marine Policy naming Lender as an additional insured, (iii) subject to a first priority lien held by Lender, and (iv) subject to inspection by Lender's Inspector. Lender may impose such additional conditions and requirements as it deems appropriate in its sole discretion.

         Section 2.4. Interest Rate; Late Charge.

         (1) Interest Rate. The outstanding principal balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at a rate of interest equal to 2.45% (i.e., 245 basis points) per annum in excess of the LIBOR Rate. Interest shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed from the date of the initial advance or the date on which the immediately preceding payment was due.

         (2) Late Charge. If Borrowers fail to pay any installment of interest or principal within five (5) days after the date on which the same is due, Borrowers shall pay to Lender a late charge on such past due amount, as liquidated  damages  and not as a penalty,  five  percent  (5%) of such  amount.
Borrowers acknowledge that the late charge imposed herein represents a reasonable estimate of the expenses of Lender incurred because of such lateness. Acceptance by Lender of any late payment without an accompanying late charge shall not be deemed a waiver of Lender's right to collect such late charge or to collect a late charge for any subsequent late payment received. Borrowers further acknowledge that the provisions herein shall not be construed to provide a grace period for payments of installments of principal or interest.

         (3) Default Rate. While any Event of Default exists, the Loan shall bear interest at the Default Rate.

         Section 2.5. Terms of Payment. The Loan shall be payable as follows:

         (1) Construction Period. During the Construction Period, monthly payments of accrued and unpaid interest on the outstanding principal balance of the Loan from time to time shall be due and payable commencing on September 1 9, 2004 and continuing on the I 9th day of each successive month thereafter through and including August 19, 2005.

         (2) Permanent Period. During the Permanent Period, principal and interest shall be due and payable commencing on September 19, 2005 and continuing on the 19th day of each successive month thereafter in consecutive monthly installments in an amount equal to the sum of (a) all then accrued and unpaid interest, plus (b) a principal payment in the amount set forth in the Repayment and Prepayment Schedule attached hereto as Schedule 2.5(2).

         (3) Maturity. On the Maturity Date, Borrowers shall pay to Lender all outstanding principal, accrued and unpaid interest, and any other amounts due under the Loan Documents.

         (4) Prepayment. Upon not less than fifteen (15) days' prior written notice to Lender, Borrowers may prepay the Loan, in whole but not in part, without prepayment premium, provided Bayshore `Landing shall pay to Lender any and all amounts due under the Hedge Documents in connection with such prepayment, including without limitation, breakage or unwind costs or other losses incurred by Lender in order to break its underlying swap contract with the financial institution provided such swap in connection with the Loan. If the Loan is accelerated for any reason, Bayshore Landing shall likewise pay to Lender any and all amounts due under the Hedge Documents, including without limitation, breakage or unwind costs or other such losses.

         (5) Application of Payments. All payments received by Lender under the Loan Documents shall be applied: first, to any unpaid and delinquent fees and expenses due to Lender under the Loan Documents; second, to any Default Rate interest or late charges; third, to accrued and unpaid interest; and fourth, to the principal sum and other amounts due under the Loan Documents.

         (6) Time and Place of Payments. Borrowers shall make each payment of principal of and interest on the Loan and fees hereunder not later than 12:00 noon (local time Miami, Florida) on the date when due, without set off, counterclaim or other deduction, in immediately available funds to Lender at its address as directed by Lender. Whenever any payment of principal of, or interest on, the Loan or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         Section 2.6. Security. The Loan, Bayshore Landing's obligations under the Hedge Documents and Borrowers' obligations under the other Loan Documents shall be secured by (1) the Mortgage creating a first lien on the Mortgaged Property, (2) the Assignment of Rents and Leases and (3) the other Loan Documents.

                                   ARTICLE 3.

                       INSURANCE, CONDEMNATION, AND IMPOUNDS

         Section 3.1. Insurance. Borrowers shall maintain insurance as follows:

         (1) Casualty; Business Interruption. Borrowers shall (a) keep the Mortgaged Property insured against damage by fire and the other hazards including windstorm covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof (without reduction for depreciation or co-insurance), (b) during construction of the Project or any other improvements on the Mortgaged Property, maintain "all-risk" builders risk insurance which must include windstorm, hail damage, fire and vandalism (non-reporting Completed Value with Special Cause of Loss form), in an amount not less than the completed replacement value of the improvements under construction, endorsed to provide that occupancy by any person shall not void such coverage and (c) maintain such other casualty insurance as reasonably required by Lender. Borrowers shall keep the Mortgaged Property insured against loss by flood if the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards in an amount at least equal to the principal balance outstanding under the Loan from time to time. Borrowers shall `maintain use and occupancy insurance covering, as applicable, rental income or business interruption, with coverage in an amount not less than twelve (12)-months anticipated gross rental income or gross business earnings, as applicable in each case, with a minimum of $3,600,000 in coverage and no co-insurance, attributable to the Mortgaged Property. Borrowers shall not maintain any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Lender in all respects. The proceeds of insurance paid, on account of any damage or destruction to the Mortgaged Property shall be paid to Lender to be applied as provided in Section 3.2.

         (2) Liability. Borrowers shall maintain (a) commercial general liability insurance with respect to the Mortgaged Property providing for limits of liability of not less than $1 ,000,000 with an additional $4,000,000 umbrella coverage for both injury to or death of a person and for property damage per occurrence, and (b) other liability insurance as reasonably required by Lender.

         (3) Form and Quality. All insurance policies shall be endorsed in form and substance acceptable to Lender to name Lender as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Lender, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State, with a rating of "A-IX" or better as established by Best's Rating Guide (or an equivalent rating approved in writing by Lender). Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days' prior written notice of intention of non-renewal, cancellation or material change to Lender and fiat no act or thing done by any Borrower shall invalidate any policy as against Lender. If Borrowers fail to maintain insurance in compliance with this Section 3.1, Lender may obtain such insurance and pay the premium therefor and Borrowers shall, on demand, reimburse Lender for all expenses incurred in connection therewith. Borrowers shall assign the policies or proofs of insurance to Lender, in such manner and form that Lender and its successors and assigns shall at all times have and hold the same as security for the payment of the Loan. Borrowers shall deliver copies of all original policies certified to Lender by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of Lender shall not be deemed trust funds, and Lender shall be entitled to apply such proceeds as herein provided.

         (4) Adjustments. Borrowers shall give immediate written notice of any loss that exceeds $50,000 to the insurance carrier and to Lender. Each Borrower hereby irrevocably authorizes and empowers Lender, as attorney- in- fact for Borrowers coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds. Notwithstanding the foregoing, provided there is no Potential Default or Event of Default, and provided further the casualty loss is fully insured, Borrowers shall have the right to settle casualty claims of $500,000 or less, in which event Borrowers shall keep Lender fully and immediately informed of any settlement. Nothing contained in this Section 3.1 shall require Lender to incur any expense or take any action hereunder.

         Section 3.2. Use and Application of Insurance Proceeds. Lender shall apply insurance proceeds as follows: `

         (1) if the loss is less than or equal to $200,000, Lender shall apply the insurance proceeds to restoration provided no Event of Default or Potential Default exists, and Borrowers promptly commence and are diligently pursuing restoration of the Mortgaged Property;

         (2) if the loss exceeds $200,000 but is not more than $1,000,000, Lender shall apply the insurance proceeds to restoration provided that at all times during such restoration (a) no Event of Default or Potential Default exists; (b) lender determines that there are sufficient funds available to restore and repair the Mortgaged Property to a condition approved by Lender; (c) Lender determines that the Debt Service Coverage Ratio covenant set forth in
Section 8.12 hereof during restoration will be maintained; (d) Lender determines that restoration and repair of the Mortgaged Property to a condition approved by Lender will be completed within six months after the date of loss or casualty and in any event one (1) year prior to the Maturity Date; and (e) Borrowers promptly commence and are diligently pursuing restoration of the Mortgaged Property;

         (3) if the conditions set forth above are not satisfied or the loss exceeds the maximum amount specified in Subsection (2) above, in Lender's sole discretion, Lender may apply any insurance proceeds it may receive to the payment of the Loan or allow all or a portion of such proceeds to be used for the restoration of the Mortgaged Property; and

         (4) insurance proceeds applied to restoration will be disbursed on receipt of satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances.

         Section 3.3. Condemnation Awards. Borrowers shall immediately notify Lender of the institution of any proceeding for the condemnation or other taking of the Mortgaged Property or any portion thereof Lender may participate in any such proceeding and Borrowers will deliver to Lender all instruments necessary or required by Lender to permit such participation. Without Lender's prior consent, Borrowers (1) shall not agree to any compensation or award, and (2) shall not take any action or fail to take any action which would cause the compensation to be determined. All awards and compensation to any Borrower for the taking or purchase in lieu of condemnation of the Mortgaged Property or any part thereof are hereby assigned to and shall be paid to Lender. Borrowers authorize Lender to collect and receive such awards and compensation, to give proper receipts and acquittances therefor, and in Lender's sole discretion to apply the same toward the payment of the Loan, notwithstanding that the Loan may not then be due and payable, or to the restoration of the Mortgaged Property. Borrowers, upon request by Lender, shall execute all instruments requested to confirm the assignment of the awards and compensation to Lender, free and clear of all liens, charges or encumbrances.

         Section 3.4. Impounds. At Lender's option exercisable at any time during the term of the Loan, Borrowers shall deposit with Lender, monthly, one-twelfth (1/12th) of the annual charges for ground or other rent, if any, and real estate taxes, assessments and similar charges relating to the Mortgaged
Property, and for insurance premiums. At Lender's option , at or before the initial advance of the Loan, Borrowers shall deposit with Lender a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or penalty becomes due with respect to such payments. Deposits shall be made on the basis of Lender's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held by Lender, without interest, and may be commingled with Lender's general funds. Borrowers hereby grant to Lender a security interest in all funds so deposited with Lender for the purpose of securing the Loan. While an Event of Default exists, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrowers shall furnish Lender with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrowers before such charges are payable, is insufficient to pay such charges, Borrowers shall deposit any deficiency with Lender immediately upon demand. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges.

         Section 3.5. Notices. Notwithstanding Section 11.1, all notices to Lender under Sections 3.1 and 3.2 shall be addressed as follows:

                          Wachovia Bank, National Association
                          P.O. Box 700308
                          Dallas, Texas 75370


                                   ARTICLE 4.

                              ENVIRONMENTAL MATTERS

         Section 4.1. Certain Definitions. As used herein, the following terms have the meanings indicated:

         (1) "Environmental Laws" means any federal, state or local law (whether imposed by statute, or administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, such laws governing or regulating the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials.'

         (2) "Hazardous Materials" means (a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (b) asbestos or asbestos-containing materials, (c) polychlorinated biphenyls (pcbs), (d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

         (3) "Release" means and includes disposal, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, and the like, of any Hazardous Materials into or upon any land or water or air, or otherwise entering into the environment.

         Section 4.2. Representations and Warranties on Environmental Matters. Except as set forth in the Closing Site Assessments and Environmental Documents:
(1) no Hazardous Material is now or to any Borrower's knowledge was formerly used, stored, generated, manufactured, installed, disposed of, treated or otherwise present at or about the Mortgaged Property or any property adjacent to the Mortgaged Property (except for the sewage pump out facility currently on the Mortgaged Property, any recycling facility now or hereafter located on the Mortgaged Property, and cleaning and other products currently used in connection with the routine maintenance, operation or repair of the Mortgaged Property, all in full compliance with Environmental Laws); (2) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of the Mortgaged Property does not, and to Borrowers' knowledge did not previously, violate any Environmental Laws; (3) the Mortgaged Property is presently free from contamination by Hazardous Materials, and the Mortgaged Property and the activities conducted thereon do not pose any significant hazard to human health or the environment or violate any applicable Environmental Laws; (4) there is no evidence of any existing Release of Hazardous Materials at the Mortgaged Property; (5) except for the sewage pump out facility currently on the Mortgaged Property, any recycling facility now or hereafter located on the Mortgaged Property, and cleaning and other products currently used in connection with the routine maintenance, operation or repair of the Mortgaged Property, all in full compliance with Environmental Laws, to each Borrower's knowledge, there are no surface impoundments, lagoons, waste piles, landfills, injection wells, underground storage areas, tanks, storage vessels, drums, containers or other man- made facilities which may have accommodated Hazardous Materials on the Mortgaged Property. Neither any Borrower nor any third persons have stored, placed, buried or released Hazardous
Materials on the Mortgaged Property, including the soil, surface water and ground water; (6) to Borrowers' knowledge there has been no treatment, storage or other Release of any Hazardous Materials on land adjacent or near to the Mortgaged Property which may constitute a risk of contamination of the Mortgaged Property or surface or ground water flowing to the Mortgaged Property; and (7) no inspection, audit, inquiry or other investigation has been or is being conducted by any governmental agency or other third person with respect to the presence or discharge of Hazardous Materials at the Mortgaged

Property or the quality of the air, or surface or subsurface conditions at the Mortgaged Property. Except as disclosed in the Closing Site Assessments and Environmental Documents, no Borrower has received notice that any such inspection, audit, inquiry or investigation is pending or proposed, nor has any Borrower or to Borrowers' knowledge any previous owner or occupant of the Mortgaged Property received any warning notice, notice of violation, administrative complaint, judicial complaint or other formal or informal notice alleging that Hazardous Materials have been stored or Re leased at the Mortgaged Property or that conditions on the Mortgaged Property are in violation of any Environmental Laws.

         Section 4.3. Covenants on Environmental Matters.

         (1) Each Borrower shall (a) comply strictly and in all respects with applicable Environmental Laws; (b) notify Lender immediately upon Borrower's discovery of any spill, discharge, other Release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting the Mortgaged Property that violates applicable Environmental Laws; (c) promptly remove such Hazardous Materials and remediate the Mortgaged Property in full compliance with Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant approved by Lender as to how to achieve compliance with Environmental Laws; (d) promptly forward to Lender copies of all orders, notices, permits, applications or other written communications and reports in connection with any spill, discharge or other Release of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Mortgaged Property or any Borrower; and (e) promptly advise Lender in writing of any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened by any governmental authority with respect to the Mortgaged Property from time to time under any applicable Environmental Laws.

         (2) No Borrower shall cause, and each Borrower shall prohibit any other Person within the control of such Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (a) causing any spill, discharge or other Release of any Hazardous Materials at, upon, under, within or about the Mortgaged Property, (b) except in full compliance with applicable Environmental Laws, causing the use, storage, generation, manufacture, installation, or disposal of any Hazardous Materials at, upon, under, within or about the Mortgaged Property or the transportation of any Hazardous Materials to or from the Mortgaged Property (except for the sewage pump out facility currently on the Mortgaged Property, any recycling facility now or hereafter located on the Mortgaged Property, and cleaning and other products currently used in connection with the routine maintenance, operation or repair of the Mortgaged Property, all in full compliance with Environmental
Laws), (c) except for repair, upgrade or replacement of the existing fueling facilities which are required by Environmental Laws or which are reasonably prudent measures in the operation of such facility, installing any underground storage tanks at the Mortgaged Property, or (d) conducting any activity that requires a permit or other authorization under Environmental Laws, except that Borrowers or Persons within Borrowers' employ may conduct activities that require permits or other authorizations under Environmental Laws, provided such activities are conducted in full compliance with applicable Environmental Laws.

         (3) Without Lender's prior written consent, no Borrower shall enter into any settlement, consent or compromise with respect to any Hazardous Materials or pursuant to Environmental Laws which might, in Lender's reasonable judgment, impair the value of Lender's security under the Mortgage; provided, however, that Lender's prior consent shall not be necessary for Borrowers to take any remedial action if ordered by a court of competent jurisdiction or if required by applicable governmental authorities or if the presence of Hazardous Materials at the Mortgaged Property poses an immediate significant threat to the health, safety or welfare of any individual or otherwise requires an immediate remedial response. In any event, Borrowers shall promptly notify Lender of any action so taken.

         (4) Borrowers shall provide to Lender, at Borrowers expense promptly upon the written request of Lender from time to time, a Site Assessment or, if required by Lender, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Mortgaged Property. Borrowers shall pay the cost of no more than one such Site Assessment or update in any twelve (12) month period, unless Lender's request for a Site Assessment is based on information provided under this Article 4, a reasonable suspicion of Hazardous Materials at or near the Mortgaged Property, a breach of representations under Section 4.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrowers' expense.

         Section 4.4. intentionally omitted

         Section 4.5. Allocation of Risks and Indemnity.

         (1) As between Borrowers and Lender, all risk of loss associated with non-compliance with Environmental Jaws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Mortgaged Property, shall lie solely with Borrowers. Accordingly, Borrowers shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Environmental Laws.

         (2) Each Borrower hereby agrees to indemnify Lender and hold Lender and its directors, officers, employees, successors and assigns harmless from and against any and all claims, losses, damages (including all foreseeable and unforeseeable consequential damages), liabilities, fines, penalties, charges, interest, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to reasonable attorneys' fees and expenses), directly or indirectly resulting in whole or in part from

                  (a) the presence, use, generation, treatment or storage on, under or about the Mortgaged Property of any Hazardous Materials, or the disposal or other Release of Hazardous Materials on, under or from the Mortgaged Property;

                  (b) any claims made or threatened by any party against any Borrower or with respect to the Mortgaged Property relating to Hazardous Materials or Environmental Laws;

                  (c) the costs of any necessary inspection, audit, cleanup or detoxification of the Mortgaged Property under any Environmental Laws, and the preparation and implementation of any closure, remedial or other required plans, consent orders, license applications or the like; or

                  (d) any activity carried on or undertaken on the Mortgaged Property, whether prior to or during the term of the Loan, by any Borrower or any predecessor in title or any employees, agents or contractors of any Borrower or any predecessor in title, or any third persons at any time occupying or present on the Mortgaged Property lawfully and with the permission of any Borrower or a predecessor in title of any Borrower, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport, disposal or other Release of any Hazardous Materials at any time located or present on, under or about the Mortgaged Property;

         provided however, Borrowers shall not be liable under such indemnification (i) to the extent such loss, liability, damage, claim, cost or expense results solely from Lender's gross negligence or willful misconduct or
(ii) to the extent such loss, liability, damage, claim, cost or expense is covered by insurance carried by Lender's receiver in possession of the Mortgaged Property. Lender's receiver in possession of the Mortgaged Property shall maintain liability insurance with limits equal to the lesser of $2,000,000 or the limits required of Bayshore Landing under the terms of the City Lease, and shall name Lender, Bayshore Landing and the City as additional insureds.

         (3) Lender shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any matter for which it is indemnified under this Section 4.5 and to have its reasonable attorneys' fees and expenses in connection therewith paid by Borrowers, or be defended by Borrowers from and against any such matters.

         (4) All sums paid and costs incurred by Lender with respect to any matter indemnified against hereunder shall bear interest at the Default Rate from the date so paid or incurred until reimbursed by Borrowers, and shall be secured by the Mortgage and all other Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand.

         Borrowers' obligations under this Section 4.5 shall arise upon the discovery of the presence of any Hazardous Material, whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in the Mortgaged Property (by foreclosure, deed in lieu of foreclosure or otherwise).

         Section 4.6. No Waiver. Notwithstanding any provision in this Article 4 or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

                                   ARTICLE 5.

                                 LEASING MATTERS

         Section 5.1. Representations and Warranties on Leases. Borrowers represent and warrant to Lender. with respect to leases of the Mortgaged Property that: (1) the rent roll(s) delivered to Lender is (are) true and correct, and the leases are valid and in and full force and effect; (2) the leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (3) the copies of the leases delivered to Lender are true and complete; (4) neither the landlord nor, to any Borrower's knowledge, any tenant is in default under any of the leases; (5) no Borrower has knowledge of any notice of termination or default with respect to any lease; (6) no Borrower has assigned or pledged any of the leases, the rents or any interests therein except to Lender; (7) no tenant or other party has an option to purchase all or any portion of the Mortgaged Property; (8) no tenant has the right to terminate its lease prior to expiration of the stated term of such lease; (9) no tenant has prepaid more than one month's rent in advance; and (10) the City has approved each of the leases to the extent such approval is required pursuant to the terms of the City Lease.

         Section 5.2. Approval Rights. All leases and other rental arrangements shall in all respects be approved by Lender and by the City. Borrowers shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable hw, shall not commingle any such funds with any other funds of Borrowers. Within ten (1 0) days after Lender' 5 request, Borrowers shall furnish to Lender a statement of all tenant security deposits, and copies of all leases not previously delivered to Lender, certified by Borrowers as being true and correct. Notwithstanding the foregoing, Lender's approval shall not be required for future leases or lease extensions or amendments to existing leases with respect to premises other than those subject to the Rawbar Sublease or the Restaurant Sublease, provided the following conditions are satisfied: (1) there exists no Potential Default or Event of Default; and (2) the leased premises, when combined with all other space in the Mortgaged Property leased to the same tenant or any affiliate thereof, are not greater than 5,000 rentable square feet.

         Section 5.3. Covenants. Each Borrower (1) shall perform the obligations which it is required to perform under the leases; (2) shall enforce the obligations to be performed by its tenants; (3) shall promptly furnish to Lender any notice of default or termination received by it from any tenant under which the leased premises, when combined with all other space in the Mortgaged Property leased to the same tenant or any affiliate thereof, are equal to or greater than 5,000 rentable square feet, and any notice of default or termination given by such Borrower to any such tenant; (4) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due; (5) shall not further assign or encumber any lease; (6) shall not, except with Lender's prior written consent, cancel or accept surrender or termination of any lease; and (7) shall not, except with Lender's prior written consent, modify or amend any lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not affecting the economic terms of the lease), and any action in violation of this Section 5.3 shall be void at the election of Lender. Notwithstanding the foregoing, provided there exists no Potential Default or Event of Default, Borrowers may cancel, accept the surrender of, terminate, modify or amend any lease, other than those covering the premises or portions thereof subject to the Rawbar Sublease or the Restaurant Sublease, under which the leased premises, when combined with all other space in the Mortgaged Property leased to the same tenant or any affiliate thereof, are not greater than 5,000 rentable square feet.

         Section 5.4. Tenant Estoppels. At Lender's request, Borrowers shall obtain and furnish to Lender, written estoppels in form and substance satisfactory to Lender, executed by tenants under leases in the Mortgaged Property and confirming the term, rent, and other provisions and matters relating to the leases.

                                   ARTICLE 6.

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower represents and warrants to Lender with respect to itself and the Borrower Parties related to such Borrower that:

         Section 6.1. Organization and Power. Each Borrower and each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and is in compliance with legal requirements applicable to doing business in the State. No Borrower is a "foreign person" within the meaning of ss. 1445(f)(3) of the Internal Revenue Code.

         Section 6.2. Validity of Loan Documents. The execution, delivery and performance by Borrowers and each Borrower Party of the Loan Documents: (1) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (2) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of each Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

         Section 6.3. Liabilities; Litigation.

         (1) The financial statements delivered by such Borrower and each Borrower Party are true and correct in every material respect with no significant change since the date of preparation. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting the Mortgaged Property, such Borrower or any Borrower Party. Except as disclosed in such financial statements, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrowers, threatened, against the Mortgaged Property, any Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Mortgaged Property or the Loan.

         (2) Neither any Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither any Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

         Section 6.4. Taxes and Assessments. The Mortgaged Property is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrowers' best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Mortgaged Property, nor are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments.

         Section 6.5. Other Agreements; Defaults. Neither any Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might adversely affect the Mortgaged Property or the business, operations, or condition (financial or otherwise) of any Borrower or any Borrower Party. Neither any Borrower nor any Borrower Party is in violation of any agreement which violation would have an adverse effect on the Mortgaged Property, any Borrower, or any Borrower Party or any Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.

         Section 6.6. Compliance with Law

         (1) Each Borrower and each Borrower Party have all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate the Mortgaged Property and carry on its business, and the Mortgaged Property is in compliance with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. The Mortgaged Property does not constitute, in whole or in part, a legally non-conforming use under applicable legal requirements;

         (2) No condemnation has been commenced or, to Borrowers' knowledge, is contemplated with respect to all or any portion of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property; and

         (3) The Mortgaged Property has adequate rights of access to public ways, and the Mortgaged Property and Project are and shall continue to be upon completion of the Project served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of the Mortgaged Property and the Project are located in the public right-of-way abutting the Mortgaged Property, and all such utilities are connected so as to serve the Mortgaged Property and the Project without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting the Mortgaged Property. All roads necessary for the full utilization of the

Mortgaged Property and the Project for their current and intended purposes have been completed and dedicated to public use and accepted by all governmental authorities.

         Section 6.7. Location of Borrowers. Each Borrower's principal place of business and chief executive offices are located at the address stated in
Section 11.1.

         Section 6.8. ERISA. No Borrower has established any pension plan for employees which would cause any Borrower to be subject to the Employee Retirement Income Security Act of 1974, as amended.

         Section 6.9. Margin Stock. No part of proceeds of the Loan will be used for purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         Section 6.10. Tax Filings. Each Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by each Borrower and each Borrower Party, respectively.

         Section 6.11. Solvency. Giving effect to the Loan, the fair saleable value of each Borrower's assets exceeds and will, immediately following the making of the Loan, exceed that Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of each Borrower's assets is and will, immediately following the making of the Loan, be greater than that Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured, each Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Borrower intends to, and each Borrower does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by that Borrower and the amounts to be payable on or in respect of obligations of that Borrower).

         Section 6.12. Full and Accurate Disclosure. The financial statements of Borrowers and each Borrower Party delivered to Lender are true and correct, have been prepared in accordance with GAAP and fairly present the financial condition of Borrowers and each Borrower Party as of the respective dates of such statements. This Agreement and all financial statements, budgets, schedules, opinions, certificates, confirmations, statements, applications, affidavits, reports, agreements and other materials submitted to Lender in connection with or in furtherance of this Agreement by or on behalf of any Borrower or any Borrower Party fully and fairly state the matters with which they purport to deal, and neither misstate any material fact nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading.

         Section 6.13. Single Purpose Entity. Each Borrower is and has at all times since its formation been operated as a Single Purpose Entity.

         Section 6.14. No Debt; No Liens. Except as disclosed in the financial statements of' Borrowers previously delivered to Lender and except for unsecured trade payables in the ordinary course of business, no Borrower has Debt other than the Loan. Other than for non-delinquent ad valorem real property taxes, as of the date the Loan is funded, the Mortgaged Property shall be free and clear of all Liens of every nature whatsoever.

         Section 6.15. Ownership Interests. Attached hereto as Schedule 6.15 is a schedule reflecting all persons or entities who are members and managers of each Borrower and who have an equity interest in any Borrower or in its members and managers.

         Section 6.16. City Lease. Borrowers represent and warrant to Lender as follows with respect to the City Lease:

         (1) the City Lease is current and in good standing and full force and effect, and has not been amended or modified except as described in Schedule 1.1(19) attached hereto;

         (2) to the best knowledge of Borrowers', there exist no defaults or "Events of Default," or events, conditions or circumstances that with the passage of time or the giving of notice or both would constitute a default or "Event of Default," under the City Lease;

         (3) any and all improvements and/or work the tenant is required to make and/or perform pursuant to the terms of the City Lease have been completed and are acceptable to and have been accepted by the City; and

         (4) the City has consented to the Rawbar Sublease, the Restaurant Sublease and all other subleases and other occupancy agreements currently affecting the Mortgaged Property or any portion thereof to the extent such approval is required pursuant to the terms of the City Lease.

         Section 6.17. Rawbar Sublease. Borrowers represent and warrant to Lender as follows with respect to the Rawbar Sublease:

         (1) the Rawbar Sublease is current and in good standing and full force and effect, and has not been amended or modified; and

         (2) to the best knowledge of Borrowers', there exist no defaults or "Events of Default," or events, conditions or circumstances that with the passage of time or the giving of notice or both would constitute a default or "Event of Default," under the Rawbar Sublease.

         Section 6.18. Restaurant Sublease. Borrowers represent and warrant to Lender as follows with respect to the Restaurant Sublease:

         (1) the Restaurant Sublease is current and in good standing and full force and effect, and has not been amended or modified; and

         (2) to the best knowledge of Borrowers', there exist no defaults or "Events of Default," or events, conditions or circumstances that with the passage of time or the giving of notice or both would constitute a default or "Event of Default," under the Restaurant Sublease.

         Section 6.19. State Lease. Borrowers represent and warrant to Lender as follows with respect to the State Lease:

         (1) to Borrowers' knowledge, the State Lease is current and in good standing and full force and effect, and has not been amended or modified except as described in Schedule 1.1(67) attached hereto; and

         (2) to the best knowledge of Borrowers, there exist no defaults or "Events of Default," or events, conditions or circumstances that with the passage of time or the giving of notice or both would constitute a default or "Event of Default," under the State Lease.

         Section 6.20. State Waivers. Borrowers represent and warrant to Lender as follows with respect to the State Waivers:

         (1) to Borrowers' knowledge, the State Waivers are current and in good standing and full force and effect, and have not been amended or modified except as described in Schedule 1.1(68) attached hereto; and

         (2) To the best knowledge of Borrowers, there exists no defaults or "Events of Default", or events, conditions or circumstances that with the passage of time or the giving of notice or both would constitute a default or "Event of Default", under the State Waivers.

         Section 6.21. Laws, Zoning and Approvals. (1) The Plans and Specifications (when completed), the use of the Mortgaged Property and the anticipated use of the Project comply with all applicable restrictive covenants, zoning ordinances, building laws and codes, and other applicable laws, regulations and requirements (including without limitation, the Americans with Disabilities Act, as amended); (2) the current zoning classification of the Mortgaged Property and any covenants and restrictions affecting the Mortgaged Property permit the current use of the Mortgaged Property and the construction and intended use of the Project; and (3) Borrowers have obtained all permits and approvals of any type required in connection with the current operation and use of the Mortgaged Property, and all such permits and approvals are final and unappealable and remain in full force and effect without restriction or modification.

         Section 6.22. Public Improvements. Any and all public improvements included as part of the Project have been fully authorized by appropriate municipal ordinance or other required municipal action. No Borrower is in a party to any Development Agreement.

                                   ARTICLE 7.

                               FINANCIAL REPORTING

         Section 7.1. Financial Statements.

         (1) Periodic Financial Statements. Each Borrower shall deliver to Lender, within 45 days after the end of each of that Borrower's fiscal six-month periods (i.e., by August 15 of each year), unaudited management-prepared financial statements, on a consolidated and consolidating basis.

         (2) Annual Financial Statements. Each Borrower shall deliver to Lender,
(a) within 120 days after the end of each of that Borrower's fiscal years (i.e., by April 30 of each year with respect to the previous year), reviewed financial statements on a consolidated and consolidating basis along with a copy of the audited revenue statement as provided to the City pursuant to the terms of the Lease and that Borrower's financial projections for the coming year and (b) copies of any of its financial statements that are certified by an independent public accountant.

         (3) Borrowers' Tax Return. Each Borrower shall deliver to Lender, within 30 days of filing, cornp1ete copies of federal and state tax returns, as applicable, each of which shall be signed and certified by that Borrower's managers to be true and complete copies of such returns. In the event an extension is filed, that Borrower shall deliver a copy of the extension within 30 days of filing.

         (4) Guarantors' Financial Statements. Borrowers shall cause Individual Guarantor to deliver to Lender annually, within 120 days of Bayshore Landing's fiscal year end, Individual Guarantor's personal financial statements, which shall disclose all of Individual Guarantor's assets, liabilities, net worth, income and contingent liabilities, all in reasonable detail and acceptable to Lender and submitted on a form to be provided by Lender or on such other form acceptable to Lender, signed by Individual Guarantor and certified by Individual Guarantor to Lender to be true, correct and complete. If requested by Lender, such financial statements shall also be accompanied by bank and/or brokerage statements to support reported liquidity.

         (5)   Guarantors'   Financial   Statements.   Borrowers   shall   cause
HMG/Courtland Properties, inc. (one of the Entity Guarantors) to deliver to Lender annually, within 120 days of such entity's fiscal year end, such Entity Guarantor's 10K report, certified by such Entity Guarantor's chief financial or chief executive officer to Lender to be true, correct and complete.

         (6) Guarantors' Tax Returns. Borrowers shall cause Individual and Entity Guarantors to deliver to Lender, within 30 days of filing, complete copies of federal and state tax returns, including any and all schedule K-1s, as applicable, each of which shall be signed and certified by Guarantors to be true and complete copies of such returns. In the event an extension is filed, Guarantors shall deliver a copy of the extension within 30 days of filing.

         (7) Certificate of Full Compliance. Borrowers shall deliver to Lender, with the annual financial statements required in subsection (2) above, a certification by Borrowers' independent certified public accountant that Borrowers are in full compliance with the financial covenants contained in Sections 8.8, 8.10 and 8.12 hereof. Additionally, together with each submission required by subsections (1) and (2) above, each Borrower shall deliver to Lender a compliance certificate in form satisfactory to Lender from that Borrower's chief financial officer reflecting compliance with the covenants set forth in Sections 8.8, 8.10 and 8.12 hereof, and certifying that no Potential Default or Event of Default with respect to such covenants then exists or if such a Potential Default or Event of Default exists, the nature and duration thereof and Borrowers' intention with respect thereto, and in addition, Borrowers shall cause Borrowers' independent auditors (if applicable) to submit to Lender, together with its audit report, a statement that, in the course of such audit, it discovered no circumstances which it believes would result in a Potential Default or Event of Default or if it discovered any such

         Section 7.2. Accounting Principles. All financial statements shall be prepared in accordance with GAAP, consistently applied from year to year.

         Section 7.3. Other Information. Borrowers shall deliver to Lender such additional information regarding any Borrower, its business, any Borrower Party, and the Mortgaged Property within 30 days after Lender's reasonable request therefor.

                                   ARTICLE 8.

                                    COVENANTS

         Each Borrower covenants and agrees with Lender as follows:

         Section 8.1. Due on Sale and Encumbrance; Transfers of Interests. Without the prior written consent of Lender, each Borrower agrees with respect to itself as follows:

         (1) neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall (a) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign the interest of Borrower in the Mortgaged Property or any part thereof (including any membership or any other ownership interest in Borrower); (b) further encumber, alienate, grant a Lien or grant any other interest in the Mortgaged Property or any part thereof (including any membership or other ownership interest in Borrower), or, with respect to Borrower, on any of its other assets, whether voluntarily or involuntarily; or
(c) enter into any easement or other agreement granting rights in or restricting the use or development of the Mortgaged Property;

         (2) no new member, manager or other Person having the ability to control the affairs of Borrower shall be admitted to or created in Borrower (nor shall any existing member, manager or other controlling Person partner withdraw from Borrower), and no change in Borrower's organizational documents relating to control over Borrower and/or the Mortgaged Property shall be effected; and

         (3) no transfer shall be permitted which would cause the trustees under the Christoph Trusts to own less than a thirty three percent (33%) beneficial interest in Borrower.

         Notwithstanding the foregoing, upon written notice to Lender (a) transfers shall be allowed among members in Borrowers provided that the trustees under the Christoph Trusts at all times own not less than a thirty three percent (33%) beneficial interest in each Borrower, and provided further that any such transfer does not cause Borrowers to be in violation of the covenants in Section
8.3 and (b) new members may be admitted to Borrowers provided any such member is reasonably acceptable to Lender and such new member must guaranty the Loan and Borrowers' obligations under the Loan Documents pursuant to a guaranty agreement acceptable to Lender.

         As used in this Section 8.1, "transfer" shall include the sale, transfer, conveyance, mortgage, pledge, or assignment of the legal or beneficial ownership of (y) the Mortgaged Property, and (z) any membership interest in any Borrower; "transfer" shall not include the leasing of space within the Mortgaged Property so long as Borrowers comply with the provisions of the Loan Documents relating to such leasing activity.

         Section 8.2. Taxes; Charges. Borrowers shall pay on the initial due date, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges that may become a Lien upon the Mortgaged Property or become payable during the term of the Loan, and will promptly furnish Lender with evidence of such payment; however, Borrowers' compliance with Section 3.4 of this Agreement relating to impounds for taxes and assessments shall, with respect to payment of such taxes and assessments, be deemed compliance with this Section 8.2. Borrowers shall not suffer or permit the joint assessment' of the Mortgaged Property with any other real property constituting a separate tax lot or with any other real or personal property. Borrowers shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on the Mortgaged Property.

         Section 8.3. Control; Management. There shall be no change in the day-to-day control and management of any Borrower without the prior written consent of Lender. The Mortgaged Property shall at all times be managed by Robert Christoph, Sr. or by an entity acceptable to Lender that is controlled by Robert Christoph, Sr. and one hundred percent (100%) owned by Robert Christoph, Sr. and/or members of his immediate family. Borrowers shall not terminate, replace or appoint any manager or terminate or materially amend the management agreement(s) for the Mortgaged Property without Lender's prior written approval. Borrowers shall fully perform all of its covenants, agreements and obligations under the management agreement(s). Any change in ownership or control of the manager(s) shall be `cause for Lender to re-approve such manager and management agreement(s). Each manager shall hold and maintain all necessary licenses, certifications and permits required by law.

         Section 8.4. Operation; Maintenance; Inspection. Borrowers shall observe and comply with all legal requirements applicable to the ownership, use and operation of the Mortgaged Property. Borrowers shall maintain the Mortgaged Property in good condition and promptly repair any damage or casualty. Borrowers shall permit Lender and its agents, representatives and employees, upon reasonable prior notice to Bayshore Landing, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Lender may require.

         Section 8.5. Taxes on Security. Borrowers shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (I) deducting the Loan from the value of the Mortgaged Property for the purpose of taxation, (2) affecting any Lien on the Mortgaged Property, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrowers shall promptly pay to Lender, on demand, all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable.

         Section 8.6. Legal Existence; Name, Etc. Each Borrower shall preserve and keep in full force and effect its existence as a Single Purpose Entity, entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Mortgaged Property. Neither any Borrower nor any Borrower Party shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person. Each Borrower shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrowers (1) shall have obtained the prior written consent of Lender to such change, and (2) shall have taken all actions necessary or requested by Lender to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Each Borrower shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing company formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other entity.

         Section  8.7.  Transactions  with  Affiliates.  Except  as set forth in
Schedule 8.7, Borrowers shall not directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, pay any management fees to or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate. The foregoing restriction shall not prohibit
Affiliates, including Guarantors and other members of Borrowers, from entering into unrelated transactions amongst themselves, provided that no Borrower is a party to any such transaction and provided further that any such transaction does not affect the Mortgaged Property.

         Section 8.8. Limitation on Other Debt. No Borrower shall, without the prior written consent of Lender, directly' or indirectly incur any Debt other than the Loan and customary trade payables which are payable, and shall be paid, within sixty (60) days of when incurred.

         Section 8.9. Limitation on Other Liens. No Borrower shall create, place or permit to be created or placed, or through any act or failure to act voluntarily acquiesce in the placing of, or allow to remain, any Lien against or covering the Mortgaged Property or any part thereof (other than the Lien of the Mortgage), regardless of whether the same are expressly or otherwise subordinate to the liens or security interest of the Mortgage. If any Lien becomes attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Lender which Lender may withhold in its sole and absolute discretion, then Borrowers will cause the same to be promptly discharged and released (by transfer to a bond or otherwise).

         Section 8.10. Guaranties and Other Investments. No Borrower shall directly or indirectly guaranty, assume or otherwise become liable or responsible for the Debt of any other Person, or offer or agree to do so, including agreements to purchase those obligations or to purchase, sell or lease any securities, assets, properties or services or make any capital contribution, advance or loan for the purpose of paying or discharging such Debt. No Borrower shall directly or indirectly make or permit to exist any advances or loans to, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to or in any Person except for (1) purchases of direct obligations of the federal government, (2) deposits in commercial banks,
(3) commercial paper of any U.S. corporation having the highest ratings then given by the Moody's Investors Services, Inc. or Standard & Poor's Corporation,
(4) endorsement of negotiable instruments for collection in the ordinary course of business and (5) investment grade securities.

         Section 8.11. Banking Accounts. During the term of the Loan, each Borrower shall maintain its primary depository account and cash management account relationship with Lender.

         Section 8.12. Minimum Debt Service Coverage Ratio. Borrowers shall maintain on an annual basis during the term of the Loan a consolidated Debt Service Coverage Ratio of not less than 1.15 to 1.0.

         Section 8.13. Further Assurances. Borrowers shall promptly (1) cure any defects in the execution and delivery of the Loan Documents, and (2) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

         Section 8.14. Estoppel Certificates. Borrowers, within ten (10) days after request, shall furnish to Lender a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request.

         Section 8.15. Notice of Certain Events. Borrowers shall promptly notify Lender of (1) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (2) any notice of default received by any Borrower under other obligations relating to the Mortgaged Property that equal or exceed $50,000, or otherwise material to any Borrower's business; and (3) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between any Borrower and any governmental authority, affecting any Borrower or the Mortgaged Property in any amount if any such proceeding or dispute concerns the City Lease, the State Lease or the State Waivers, and otherwise, if the amount equals or exceeds $50,000.

         Section 8.16. Indemnification. Borrowers shall indemnify, defend and hold Lender harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including the reasonable fees and actual expenses of Lender's counsel, in connection with (1) any inspection, review or testing of or with respect to the Mortgaged Property, (2) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Lender is designated a party thereto, commenced or threatened at any time (including after the repayment of the Loan) in any way related to the execution, delivery or performance of any Loan Document or to the Mortgaged Property, (3) any proceeding instituted by any Person claiming a Lien, and (4) any brokerage commissions or finder's fees claimed by any broker or other party, other than an employee of Lender, in connection with the Loan, the Mortgaged Property, or any of the transactions contemplated in the Loan Documents, including those arising from the joint, concurrent, or comparative negligence of Lender, except to the extent any of the foregoing is caused by Lender's gross negligence or willful misconduct.

         Section 8.17. City Lease.

         (1) Covenants. Without limiting the generality of any other provision hereof, Bayshore Landing hereby covenants and agrees:

         (a) to promptly pay all rent, additional rent, taxes and all other sums and charges when due and payable under the terms of the City Lease, without offset or deduction whatsoever (unless expressly permitted under the terms of the City Lease or as otherwise approved by the City in writing), and to fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by Bayshore Landing under the City Lease within the grace or cure periods provided therein for the tenant's performance (in contrast to any additional grace periods as may be provided for curative action by Lender), and shall do all things necessary to preserve and keep unimpaired Bayshore Landing's rights under the City Lease. Within ten (10) days after demand, Borrowers shall furnish to Lender proof of payment of all sums which the City Lease requires the tenant thereunder to pay and to provide proof of such payment to the City;

         (b) to immediately notify Lender in writing of any default under the City Lease; and

         (c) to immediately cause a copy of each written default notice given by City to any Borrower to be delivered to Lender, regardless of the nature of such notice.

         (2) Lender's Right to Perform In the event Bayshore Landing fails to perform any of the terms, covenants and conditions required to be performed or observed by the tenant under the City Lease, then even though the existence of such default or the nature thereof be questioned or denied by Bayshore Landing or by any person on behalf of Bayshore Landing, Lender may, but without obligation to do so and without relieving Borrowers from any obligation hereunder or under the other Loan Documents, take any action Lender deems necessary or desirable to prevent or cure any such default. Lender agrees to attempt to provide Bayshore Landing a curtsey notice of the initial action taken by Lender, provided that the failure of Lender to provide such curtsey notice shall not give rise to any liability to Lender, nor shall it provide any Borrower with any claims, defenses, offsets, rights or remedies of any nature against Lender. Borrowers hereby expressly grants to Lender the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any such default by Bayshore Landing. All costs, charges and expenses incurred or paid by Lender in conjunction therewith, together with interest thereon, at the Default Rate from the date incurred until paid by Borrowers, shall become indebtedness secured by the Mortgage and other Loan Documents and shall be paid by Borrowers to Lender not later than thirty
(30) days after demand. The performance or observance of any such covenant or condition by the Lender shall not prevent the Borrowers' failure so to perform or observe from constituting an Event of Default.

         (3) No Merger. Unless Lender shall otherwise consent in writing, the fee title to the Mortgaged Property and the leasehold under the City Lease shall not merge for so long as the Loan remains unpaid, but shall always remain separate and distinct estates, notwithstanding the union thereof in the City, in Bayshore Landing or in any third person whomsoever, whether by purchase or otherwise.

         (4) Borrowers have no Interest If the City Lease is terminated before the natural expiration of its term for any reason whatsoever and if Lender or its designee shall acquire from the City a new lease of the Mortgaged Property or any portion thereof (whether pursuant to any provision of the City Lease or otherwise), then no Borrower shall have any right, title or interest whatsoever in or to such new lease or the leasehold estate created thereby.

         (5) No Liability. The Mortgage creates in favor of Lender a collateral (rather than an absolute) assignment of and security interest in the City Lease and the leasehold estate created thereunder, and neither the Mortgage or any other Loan Document shall impose on Lender any liability to the City with respect thereto (whether by privity or estate or otherwise) unless and until Lender shall have acquired the leasehold estate thereunder absolutely (whether by foreclosure or assignment in lieu thereof or otherwise), and then such liability shall be limited to the obligations of the lessee under the City Lease arising after such acquisition and only during the time that Lender is the owner of such leasehold estate and not thereafter.

         (6) No Surrender, Modification, Etc. Each Borrower agrees that it will not (a) surrender any of its rights under the City Lease, (b) terminate or cancel or release the City Lease or (c) consent to any modification, change or any alteration or amendment of the City Lease, either orally or in writing.

         (7) New Lease. Borrowers agree to use their continuous best efforts to provide to Lender an agreement from the City in favor of Lender, in form and substance acceptable to Lender, under which the City agrees to enter into a new lease with Lender on the same terms and conditions as the City Lease in the event the City Lease is terminated due to or as a result of (a) any voluntary or involuntary case or other proceeding against any Bankruptcy Party which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property or (b) any default under the City Lease that are incapable of cure by Lender.

         Section 8.18. Rawbar Sublease.

         (1) Covenants. Without limiting the generality of any other provision hereof, Bayshore Rawbar hereby covenants and agrees:

         (a) to promptly pay all rent, additional rent, taxes and all other sums and charges when due and payable under the terms of the Rawbar Sublease, without offset or deduction whatsoever (unless expressly permitted under the terms of the Rawbar Sublease or as otherwise approved by the landlord thereunder in writing), and to fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by Bayshore Rawbar under the Rawbar Sublease within the grace or cure periods provided therein for the tenant's performance (in contrast to any additional grace periods as may be provided for curative action by Lender), and shall do all things necessary to preserve and keep unimpaired Bayshore Rawbar's rights under the Rawbar Sublease. Within ten (10) days after demand, Borrowers shall furnish to Lender proof of payment of all sums which the landlord under the Rawbar Sublease requires the tenant thereunder to pay and to provide proof of such payment to such landlord;

         (b) to immediately notify Lender in writing of any default under the Rawbar Sublease; and

         (c) to immediately cause a copy of each written default notice given by the landlord under the Rawbar Sublease to any Borrower to be delivered to Lender, regardless of the nature of such notice.

         (2) Lender's Right to Perform. In the event Bayshore Rawbar fails to perform any of the terms, covenants and conditions required to be performed or observed by the tenant under the Rawbar Sublease, then even though the existence of such default or the nature thereof be questioned or denied by Bayshore Rawbar or by any person on behalf of Bayshore Rawbar, Lender may, but without obligation to do so and without relieving Borrowers from any obligation hereunder or under the other Loan Documents, take any action Lender deems necessary or desirable to prevent or cure any such default. Lender agrees to attempt to provide Bayshore Rawbar a courtesy notice of the initial action taken by Lender, provided that the failure of Lender to provide such courtesy notice shall not give rise to any liability to Lender, nor shall it provide any Borrower with any claims, defenses, offsets, rights or remedies of any nature against Lender. Borrowers hereby expressly grants to Lender the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any such default by Bayshore Rawbar. All costs, charges and expenses incurred or paid by Lender in conjunction therewith, together with interest thereon, at the Default Rate from the date incurred until paid by Borrowers, shall become indebtedness secured by the Mortgage and other Loan Documents and shall be paid by Borrowers to Lender not later than thirty
(30) days after demand. The performance or observance of any such covenant or condition by the Lender shall not prevent the Borrowers' failure so to perform or observe from constituting an Event of Default.

         (3) No Merger. Unless Lender shall otherwise consent in writing, the leasehold interest under the City Lease and the subleasehold interest under the Rawbar Sublease shall not merge for so long as the Loan remains unpaid, but shall always remain separate and distinct estates, notwithstanding the union thereof in Bayshore Landing, Bayshore Rawbar or in any third person whomsoever, whether by purchase or otherwise.

         (4) Borrowers have no Interest. If the Rawbar Sublease is terminated before the natural expiration of its term for any reason whatsoever and if Lender or its designee shall acquire a new sublease of the area leased under the Rawbar Sublease or any portion thereof, then no Borrower shall have any right, title or interest whatsoever in or to such new lease or the leasehold estate created thereby.

         (5) No Liability. The Mortgage creates in favor of Lender a collateral (rather than an absolute) assignment of and security interest in the rawbar Sublease and the leasehold estate created thereunder, and neither the Mortgage or any other Loan Document shall impose on Lender any liability to the landlord thereunder with respect thereto (whether by privily or estate or otherwise) unless and until Lender shall have acquired the subleasehold estate thereunder absolutely (whether by foreclosure or assignment in lieu thereof or otherwise), and then such liability shall be limited to the obligations of the lessee under the Rawbar Sublease arising after such acquisition and only during the time that Lender is the owner of such subleasehold estate and not thereafter.

         (6) No Surrender, Modification, Etc. Bayshore Landing and Bayshore Rawbar each agrees that it will not, without first obtaining Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (a) surrender any of its rights under the Rawbar Sublease, (b) terminate or cancel or release the Rawbar Sublease or (c) consent to any modification, change or any alteration or amendment of the Rawbar Sublease, either orally or in writing.

         (7) Termination of Rawbar Sublease. From and after any Event of Default under this Agreement, Lender may, in its sole and absolute discretion, without cause and without penalty, terminate the Rawbar Sublease on ten (10) days' written notice to Bayshore Rawbar. In such event, upon the expiration of such ten (I 0) day period, the Rawbar Sublease shall immediately terminate, and Bayshore Rawbar shall immediately vacate the premises leased thereunder.

         Section 8.19. Restaurant Sublease.

         (1) Covenants. Without limiting the generality of any other provision hereof, Bayshore Restaurant hereby covenants and agrees:

         (a) to promptly pay all rent, additional rent, taxes and all other sums and charges when due and payable under the terms of the Restaurant Sublease, without offset or deduction whatsoever (unless expressly permitted under the terms of the Restaurant Sublease or as otherwise approved by the landlord thereunder in writing), and to fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by Bayshore Restaurant under the Restaurant Sublease within the grace or cure periods provided therein for the tenant's performance (in contrast to any additional grace periods as may be provided for curative action by Lender), and shall do all things necessary to preserve and keep unimpaired Bayshore Restaurant's rights under the Restaurant Sublease. Within ten (10) days after demand, Borrowers shall furnish to Lender proof of payment of all sums which the landlord under the Restaurant Sublease requires the tenant thereunder to pay and to provide proof of such payment to such landlord;

         (b) to immediately notify Lender in writing of any default under the Restaurant Sublease; and

         (c) to immediately cause a copy of each written default notice given by the landlord under the Restaurant Sublease to any Borrower to be delivered to Lender, regardless of the nature of such notice.

         (2) Lender's Right to Perform. In the event Bayshore Restaurant fails to perform any of the terms, covenants and conditions required to be performed or observed by the tenant under the Restaurant Sublease, then even though the existence of such default or the nature thereof be questioned or denied by Bayshore Restaurant or by any person on behalf of Bayshore Restaurant, Lender may, but without obligation to do so and without relieving Borrowers from any obligation hereunder or under the other Loan Documents, take any action Lender deems necessary or desirable to prevent or cure any such default. Lender agrees to attempt to provide Bayshore Restaurant a courtesy notice of the initial action taken by Lender, provided that the failure of Lender to provide such courtesy notice shall not give rise to any liability to Lender, nor shall it provide any Borrower with any claims, defenses, offsets, rights or remedies of any nature against Lender. Borrowers hereby expressly grants to Lender the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any such default by Bayshore Restaurant. All costs, charges and expenses incurred or paid by Lender in conjunction therewith, together with interest thereon, at the Default Rate from the date incurred until paid by Borrowers, shall become indebtedness secured by the Mortgage and other Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand. The performance or observance of any such covenant or condition by the Lender shall not prevent the Borrowers' failure so to perform or observe from constituting an Event of Default.

         (3) No Merger. Unless Lender shall otherwise consent in writing, the leasehold interest under the City Lease and the subleasehold interest under the Restaurant Sublease shall not merge for so long as the Loan remains unpaid, but shall always remain separate and distinct estates, notwithstanding the union thereof in Bayshore Landing, Bayshore Restaurant or in any third person whomsoever, whether by purchase or otherwise.

         (4) Borrowers have no Interest. If the Restaurant Sublease is terminated before the natural expiration of its term for any reason whatsoever and if Lender or its designee shall acquire a new sublease of the area leased under the Restaurant Sublease or any portion thereof, then no Borrower shall have any right, title or interest whatsoever in or to such new lease or the leasehold estate created thereby.

         (5) No Liability. The Mortgage creates in favor of Lender a collateral (rather than an absolute) assignment of and security interest in the Restaurant Sublease and the leasehold estate created thereunder, and neither the Mortgage or any other Loan Document shall impose on Lender any liability to the landlord thereunder with respect thereto (whether by privily or estate or otherwise) unless and until Lender shall have acquired the subleasehold estate thereunder absolutely (whether by foreclosure or assignment in lieu thereof or otherwise), and then such liability shall be limited to the obligations of the lessee under the Restaurant Sublease arising after such acquisition and only during the time that Lender is the owner of such subleasehold estate and not thereafter.

         (6) No Surrender, Modification, Etc. Bayshore Landing and Bayshore Restaurant each agrees that it will not, without first obtaining Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (b) terminate or cancel or release the Restaurant Sublease or (c) consent to any modification, change or any alteration or amendment of the Restaurant Sublease, either orally or in writing.

         (7) Termination of Restaurant Sublease. From and after any Event of Default under this Agreement, Lender may, in its sole and absolute discretion, without cause and without penalty, terminate the Restaurant Sublease on ten (10) days' written notice to Bayshore Restaurant. In such event, upon the expiration of such ten (10) day period, the Restaurant Sublease shall immediately terminate, and Bayshore Restaurant shall immediately vacate the premises leased thereunder.

         Section 8.20 State Lease.

         (1) Covenants. Without limiting the generality of any other provision hereof, Bayshore Landing hereby covenants and agrees:

         (a) to promptly pay any and all payments it or the City may be required to make under or in connection with the State Lease, and to fully and promptly perform and observe any and all of the agreements, terms, covenants and conditions it or the City may be required to perform thereunder or in connection therewith, and shall do all things necessary to preserve and keep unimpaired Bayshore Landing's and the City's rights under the State Lease. Promptly after Lender's demand, Borrowers shall request the City to furnish to Lender proof of payment of all sums which the City is required to pay under the State Lease, and by May 3 1 of each year throughout the term of the Loan, and at all other times within ten (10) days after demand, Borrowers shall furnish to Lender proof of payment of all sums required to be paid under or in connection with the State Lease. Promptly after Lender's demand, Borrowers shall use its continuous best efforts to obtain and furnish to Lender a written estoppel from the State with respect to the State Lease that is in form and substance satisfactory to Lender;

         (b) to promptly notify Lender in writing of any default under the State Lease that any Borrower at any time becomes aware of, and

         (c) to promptly cause a copy of each notice given to any Borrower in connection with the State Lease to be delivered to Lender, regardless of the nature of such notice.

         (2) Lender's Right to Perform. In the event any of the terms, covenants and conditions required to be performed or observed under the State Lease are not performed, then Borrowers have no objection if Lender, in its sole discretion and without obligation to do so, takes any action Lender deems necessary or desirable to prevent or cure any such default. Lender agrees to attempt to provide Bayshore Landing a courtesy notice of the initial action taken by Lender, provided that the failure of Lender to provide such courtesy notice shall not give rise to any liability to Lender, nor shall it provide Borrowers with any claims, defenses, offsets, rights or remedies of any nature against Lender. Borrowers hereby expressly grants to Lender the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any such default. All costs, charges and expenses incurred or paid by Lender in conjunction therewith, together with interest thereon, at the Default Rate from the date incurred until paid by Borrowers, shall become indebtedness secured by the Mortgage and other Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand.

         (3) No Liability. The Mortgage creates in favor of Lender a collateral (rather than an absolute) assignment of and security interest in Borrowers' rights under the State Lease, and neither the Mortgage or any other Loan Document shall impose on Lender any liability to the City or the State with respect thereto (whether by privily or estate or otherwise).

         (4) No Surrender, Modification. Etc. Each Borrower agrees that it will not (a) surrender any of its rights under the State Lease, (b) consent to any termination or cancellation or release of the State Lease or (c) without Lender's prior written consent, consent to any modification, change or any alteration or amendment of the State Lease, either orally or in writing.

         (5) Extension of Term of State Lease. Not later than that date that is six (6) months prior to the last day of the term of the State Lease, and not later than that date that is six (6) months prior to the last day of each extended term of the State Lease, Borrowers shall formally request the City to immediately commence the process of obtaining an extension of the term of the State Lease for the maximum term available under applicable law, rule or regulation, or for the longest renewal term that the State will grant after diligent effort to achieve the maximum term available.

         Section 8.21 State Waivers.

         (1) Covenants. Without limiting the generality of any other provision hereof, Bayshore Landing hereby covenants and agrees:

         (a) to promptly pay any and all payments it or the City may be required to make under or in connection with the State Waivers, and to fully and promptly perform and observe any and all of the agreements, terms, covenants and conditions it or the City may be required to perform thereunder or in connection therewith, and shall do all things necessary to preserve and keep unimpaired Bayshore Landing's and the City's rights under the State Waivers. Promptly after Lender's demand, Bayshore Landing shall request the City to furnish to Lender proof of payment of all sums which the City is required to pay under the State Waivers, and by May 31 of each year throughout the term of the Loan with respect to the portion of the Mortgaged Property referred to as Parcels A2, B2 and 2, and by April 30 of each year throughout the term of the Loan with respect to the portion of the Mortgaged Property referred to as Parcel 5, and at all other times within ten (10) days after demand, Borrowers shall furnish to Lender proof of payment of all sums required to be paid under or in connection with the State Waivers;

         (b) to promptly notify Lender in writing of any default under the State Waivers that any Borrower at any time becomes aware of; and

         (c) to promptly cause a copy of each notice given to any Borrower in connection with the State Waivers to be delivered to Lender, regardless of the nature of such notice.

         (2) Lender's Right to Perform. In the event any of the terms, covenants and' conditions required to be performed or observed under the State Waivers are not performed, then Borrowers have no objection if Lender, in its sole discretion and without obligation to do so, takes any action Lender deems necessary or desirable to prevent or cure any such , default. Lender agrees to attempt to provide Bayshore Landing a courtesy notice of the initial action taken by Lender, provided that the failure of Lender t provide such courtesy notice shall not give rise to any liability to Lender, nor shall it provide Borrowers with any claims, defenses, offsets, rights or remedies of any nature against Lender. Borrowers hereby expressly grants to' Lender the absolute and immediate right to enter in and upon the Mortgaged Property or any part thereof to such extent and as often as Lender in its sole discretion deems necessary or desirable to prevent or cure any such default. All costs, charges and expenses `incurred or paid by Lender in conjunction therewith, together with interest thereon, at the Default Rate from the date incurred until paid by Borrowers, shall become indebtedness secured by the Mortgage and other Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand.

         (3) No Liability. The Mortgage creates in favor of Lender a collateral (rather than an absolute) assignment of and security interest in Borrowers' rights under the State Waivers, and neither the Mortgage or any other Loan
Document shall impose on Lender any liability to the City or the State with respect thereto (whether by privity or estate or otherwise).

         (4) No Surrender, Modification, Etc. Each Borrower agrees that it will not (a) surrender any of its rights under the State Waivers, (b) consent to any termination or cancellation or release of the State Waivers or (c) without Lender's prior written consent, consent to any modification, change or any alteration or amendment of the State Waivers, either orally or in writing.

         Section 8.22. Construction of Project. Construction of the Project, including delivery of materials or performance of lienable work, shall not commence before recording of the Mortgage or before recording a notice of commencement as required by Schedule 2.2, and posting of such notice of commencement at the Project as required by the Construction Lien Law. Borrowers shall not cause a notice of commencement to be recorded prior to the recordation of the Mortgage. Unless otherwise agreed in writing by Lender and subject to Excusable Delays, construction of the Project shall commence within one hundred twenty (120) days from the date of this Agreement and be carried on diligently and without delay or interruption for more than ten (10) consecutive days. The Project shall be constructed in a good and workmanlike manner, in accordance with the Plans and Specifications and the other Construction Documents submitted or to be submitted to Lender, and in compliance with the Budget and/or disbursement schedule, as applicable.

         Section 8.23. Completion of the Project. Borrowers shall complete construction of the Project, including, without limitation, all tenant improvement work, by no later then the Completion Date. The Completion Date shall be extended as a result of any Excusable Delays;

provided, however, the existence of an Excusable Delay shall not serve to extend the Maturity Date or otherwise suspend or abate any other obligation of Borrowers under this Agreement or the other Loan Documents. For purposes of this Agreement, completion of the Project shall be deemed to have occurred only when the following conditions (the "Completion Conditions") shall have been satisfied:

         (1) Certificate(s) of Occupancy. Borrowers shall furnish to Lender temporary certificate(s) of occupancy or its equivalent and such other permits and/or certificates (including a certificate of completion in accordance with the Plans and Specifications from the Architect issued to Lender) as shall be required to establish to Lender's satisfaction that the Project (including, without limitation, all tenant improvement work) has been properly completed and is not subject to any violations or uncorrected conditions noted or filed in any municipal department.

         (2) Releases of Lien Borrowers shall submit to Lender full and complete releases of liens from each contractor, subcontractor and supplier, together with a final contractor's affidavit as required under the Construction Lien Law and other proof reasonably required by Lender confirming that final payment has been made for all materials supplied and labor furnished in connection with the Project (including, without limitation, all tenant improvement work).

         (3) Inspection Report. The Project (including, without limitation, all tenant improvement work) shall have been finally completed in all respects in accordance with the Plans and Specifications, as verified by a final inspection report satisfactory to Lender from Lender's Inspector, certifying that the Project (including, without limitation, all tenant improvement work) has been constructed in a good and workmanlike manner and is in satisfactory condition, and that all mechanical, electrical, plumbing, structural and roof systems are in acceptable operating condition. Lender reserves the right to require that an escrow be established in an amount satisfactory to Lender to remedy any physical deficiency in any of the Project.

         Borrowers shall furnish to Lender permanent certificate(s) of occupancy or its equivalent not later than sixty (60) days after the Completion Date.

         (4) As-Built Survey. If reasonably requested by Lender, Borrowers shall deliver to Lender a satisfactory as-built survey disclosing no conditions unacceptable to Lender and showing lot and street lines, the location of all improvements, easements, rights-of-way and utilities (including all easements listed as exceptions on the mortgagee policy of title insurance delivered to and accepted by Lender), and containing a certification addressed to Lender in form and content satisfactory to Lender.

         Section 8.24. Change Orders. No amendment shall be made to the Plans and Specifications, the Architect's Contract or to the Construction Contract, nor shall any change orders be made thereunder without the prior written consent of Lender and the surety under the Bonds.

         Section 8.25. Subcontractors. Borrowers agree that none of them will engage or permit the General Contractor to engage or continue to employ any contractor, subcontractor or materialman who may be reasonably objectionable to Lender. If requested by Lender, Borrowers shall deliver to Lender a fully executed copy of each of the agreements between any Borrower and such contractors and between the General Contractor and its subcontractors, each of which shall be in form and substance satisfactory to Lender. Lender's approval of a construction contract is specifically conditioned upon the following: (1) the total contract price thereof does not exceed the fair and reasonable cost of the work to be performed thereunder, and (2) the contractor or subcontractor is of recognized standing in the trade, has a reputation for complying with contractual obligations, and is otherwise acceptable to Lender.

         Section 8.26. Liens and Lien Waivers. Borrowers shall take all action necessary to have any mechanic's and materialmen's liens, judgment liens or other liens or encumbrances filed against the Mortgaged Property released or transferred to bond within twenty (20) days of the date any Borrower receives notice of the filing of such liens or encumbrances. If any such lien or encumbrance is filed, Lender shall not be required t make any Advances until it is removed and a copy of the recorded release thereof is received by Lender and accepted by the Title Insurer. Lender shall not be obligated to disburse any funds to any Borrower if, in the opinion of Lender, any Advance, the Mortgaged Property, or any other collateral for the Loan would be subject to a mechanic's or materialmen's lien or any other lien or encumbrance. Borrowers shall be fully and solely responsible for compliance in all respects whatsoever with the applicable mechanic's and materialmen's lien laws. Borrowers shall (1) notify Lender of any and all notices to owner and claims of lien under the Construction Lien Law within 5 days of receipt thereof, and (2) comply with all provisions of the Construction Lien Law, including but not limited to payment and notice provisions. Borrowers authorize Lender to demand on Borrowers' behalf the statement of account referred to in Section 713.16(2) of the Florida Statutes of any person or entity filing a notice to owner. Lender's rights to request such statements of account will not impose any obligation on Lender to use such authority, and the exercise of such authority shall not create or imply any obligation to exercise such authority on subsequent occasions.

         Section 8.27. Surveys. If reasonably requested by Lender, Borrowers shall deliver to Lender, each in compliance with Lender's survey requirements,
(1) a foundation survey within thirty (30) days after completion of the foundation of the Project, (2) an as-built survey within thirty (30) days after the completion of the Project but prior to the final Advance of the Construction Loan, and (3) any additional surveys requested by Lender, Lender's Inspector or the Title Insurer, within thirty (30) days after such request. Any change in the state of facts shown in any such updated survey shall be subject to approval by Lender and Lender's Inspector.

         Section 8.28. Compliance with Laws and Restrictions. All construction shall be performed strictly in accordance with all applicable statutes, ordinances, codes, regulations and restrictions. The Project shall be constructed entirely on the Mortgaged Property and will not encroach upon or overhang any easement, right of way, or any other land, and shall be constructed wholly within applicable building setback restrictions. All contractors, subcontractors, mechanics or laborers and other persons providing labor or material in construction of the Project shall have or be covered by worker's compensation insurance, if required by applicable law.

         Section 8.29. Ownership of Material and Fixtures. No materials, equipment or fixtures incorporated by Borrowers into the Project shall be purchased or installed under any security agreement, conditional sales contract, lease, or other arrangement wherein the seller reserves title or any interest in such items or the right to remove or repossess such items or to consider them personal property after their incorporation into the Project, without the prior written consent of Lender.

         Section 8.30. Payment and Performance Bonds. Borrowers shall furnish Lender with both payment and performance bonds (collectively, the "Bonds") equal to 100% of the stipulated sum or guaranteed maximum set forth in the Construction Contract, and in form and substance satisfactory to Lender, issued by a surety acceptable to Lender, and naming Lender and Bayshore Landing as dual obligees thereunder.

                                   ART1CLE 9.
                                EVENTS OF DEFAULT

         Each of the  following  shall  constitute an Event of Default under the
Loan:

         Section 9.1. Payments. Borrowers' failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) days after the date when due, or Borrowers' failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

         Section 9.2. Insurance. Borrowers' failure to maintain insurance as required under Section 3.1 of this Agreement.

         Section 9.3. Sale, Encumbrance, Change in Control or Manager, Etc. The sale, transfer, conveyance, pledge, mortgage or assignment of any part or all of the Mortgaged Property, or any interest therein, or of any interest in any Borrower, or changes in control or management, in violation of Sections 8.1 or
8.3 of this Agreement.

         Section 9.4. City Lease. (1) any default or "Event of Default" by Bayshore Landing under the City Lease that remains uncured after any applicable grace or cure period contained within the City Lease; (2) Lender's receipt of any notice from the City of intention to terminate the City Lease for any reason whatsoever, or any termination or purported termination of the City Lease (whether voluntarily or by operation of law) subject to the expiration of any grace or cure period specified in said notice; (3) any surrender, termination, cancellation, release, modification, change, supplement, alteration or amendment whatsoever to the City Lease without Lender's prior written consent, which Lender may grant or withhold in its reasonable discretion; or (4) any election by the City (or its trustee in bankruptcy) to reject the City Lease pursuant to section 365(h) of the Federal Bankruptcy Code of I 978 (or any successor provision) or under any similar law or right of any nature.

         Section 9.5. Rawbar Sublease. (1) any default or "Event of Default" by Bayshore Rawbar under the Rawbar Sublease that remains uncured after any applicable grace or cure period contained within the Rawbar Sublease; (2) Lender's receipt of any notice from the landlord under the Rawbar Sublease of intention to terminate the Rawbar Sublease for any reason whatsoever, or any termination or purported termination of the Rawbar Sublease (whether voluntarily or by operation of law) subject to the expiration of any grace or cure period specified in said notice; (3) any surrender, termination, cancellation, release, modification, change, supplement, alteration or amendment whatsoever to the Rawbar Sublease without Lender's prior written consent, which Lender may grant or withhold in its reasonable discretion; or (4) any election by the landlord under the Rawbar Sublease (or its trustee in bankruptcy) to reject the Rawbar Sublease pursuant to section 365(h) of the Federal Bankruptcy Code of I 978 (or any successor provision) or under any similar law or right of any nature.

         Section 9.6. Restaurant Sublease. (1) any default or "Event of Default" by Bayshore Restaurant under the Restaurant Sublease that remains uncured after any applicable grace or cure period contained within the Restaurant Sublease;
(2)  Lender's  receipt  of any notice  from the  landlord  under the  Restaurant
Sublease of intention to terminate the Restaurant Sublease for any reason whatsoever,~' or any termination or purported termination of the Restaurant Sublease (whether voluntarily or by operation of law) subject to the expiration of any grace or cure period specified in said notice; (3) any surrender, termination, cancellation, release, modification, change, supplement, alteration or amendment whatsoever to the Restaurant Sublease without Lender's prior written consent, which Lender may grant or withhold in its reasonable discretion; or (4) any election by the landlord under the Restaurant Sublease (or its trustee in bankruptcy) to reject the Restaurant Sublease pursuant to section 365(h) of the Federal Bankruptcy Code of I 978 (or any successor provision) or under any similar law or right of any nature.

         Section 9.7. intentionally deleted

         Section 9.8. intentionally deleted

         Section 9.9. State Waivers (1) any default or "Event of Default" under the State Waivers that remains uncured after any applicable grace or cure period contained therein; (2) Lender's receipt of any notice from the City, the State or any other Person of intention to terminate the State Waivers for any reason whatsoever, or any termination or purported termination of the State Waivers (whether voluntarily or by operation of law) subject to the expiration of any grace or cure period specified in said notice; (3) any surrender, termination, cancellation, release, modification, change, supplement, alteration or amendment whatsoever to the State Waivers without Lender's prior written consent, which Lender may grant or withhold in its reasonable discretion; or (4) any election by the City, the State Agency or any other Person (or a trustee in bankruptcy) to reject the State Waivers pursuant to section 365(h) of the Federal Bankruptcy Code of 1978 (or any successor provision) or under any similar law or right of any nature.

         Section 9.10. intentionally deleted

         Section 9.11. Debt Service Coverage Ratio Covenant. Borrowers' failure to maintain the Debt Service Coverage Ratio as required under Section 8.12 of this Agreement.

         Section 9.12. Hedge Documents. Any "Event of Default" by Bayshore Landing under the Hedge Documents.

         Section 9.13. Covenants. Any Borrower's failure to perform or observe any of the other agreements and covenants contained in this Agreement or in any of the other Loan Documents and the continuance of such failure for thirty (30) days after notice by Lender to Bayshore Landing; however, subject to any shorter period for curing any failure by Borrowers as specified in any of the other Loan Documents, Borrowers shall have an additional thirty (30) days to cure such failure if (1) such failure does not involve the failure to make payments on a monetary obligation; (2) such failure is curable but cannot reasonably be cured within the initial thirty (30) day period; (3) Borrowers are diligently undertaking to cure such default, and (4) Borrowers have provided Lender with security reasonably satisfactory to Lender against any interruption of payment or impairment of collateral as a result of such continuing failure. The notice and cure provisions of this Section 9. 13 do not apply to the Events of Default described in any other Section of this Article 9.

         Section 9.14. Representations and Warranties. Any representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made, or if any report, statement, certificate, schedule or other document or information furnished (whether prior to, on or after the date of this Agreement) in connection with this Agreement or any of the other Loan Documents shall prove to have been false or misleading when furnished in any way reasonably deemed material by Lender.

         Section 9.15. Other Encumbrances. Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on the Mortgaged Property or any part thereof. `

         Section 9.16. Involuntary Bankruptcy or Other Proceeding. Commencement of an involuntary case or other proceeding against any Borrower, any Borrower Party or any other Person having an ownership or security interest in the Mortgaged Property (each, a `Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 90 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

         Section 9.17. Voluntary Petitions, etc. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing;

         Section 9.18 Guaranty Defaults. If any Guarantor shall default in the due observance or performance of any term, covenant or condition in its/his Guaranty or any other Loan Document.

         Section 9.19. intentionally deleted

         Section 9.20. Default Under Other Obligations. If any other obligation now or hereafter owed by any Borrower or any Borrower Party to Lender shall be in default and not be cured within the grace period, if any, provided therein, or any Borrower or any such Borrower Party shall be in default under any obligation in excess of $50,000 owed to any other obligee, or a material default by any Borrower in payment or performance of any of its obligations under other any contracts or agreements.

         Section 9.21. Material Adverse Change. If there shall occur any change in the condition (financial or otherwise) of any Borrower and/or any Borrower Party which, in the reasonable opinion of Lender, could have a Material Ad verse Effect. `Material Adverse Effect" means any (1) material adverse effect upon the validity, performance or enforceability of any of the Loan Documents or any of the transactions contemplated hereby or thereby, (2) material adverse effect upon the properties, business, prospects or condition (financial or otherwise) of any Borrower and/or any Borrower Party, or (3) material adverse effect upon the ability of any Borrower or any Borrower Party to fulfill any obligation under any of the Loan Documents.

         Section 9.22. General Contractor. The bankruptcy or insolvency of the General Contractor, unless not later than fifteen (15) days thereafter, such General Contractor is substituted by another general contractor acceptable to Lender, or the termination of the Construction Contract without Lender's prior written approval.

         Section 9.23. Commencement and Completion of Construction; Plans and Specifications. Subject to Excusable Delays, failure to commence construction of the Project by that date that is one hundred twenty (120) days after the date of this Agreement or failure to complete the Project in accordance with the Plans and Specifications in the judgment of Lender's Inspector on or before the Completion Date or changes in the Plans and Specifications are made without securing the prior express written consent of Lender as required.

         Section 9.24. Progress of Construction. Failure to proceed with reasonable diligence with the construction of the Project in the judgment of Lender's Inspector, or abandonment of or cessation of work on the Project, at any time prior to the completion of the Project, for a period of more than fifteen (15) days.

                                   ARTICLE 10.

                                    REMEDIES

         Section 10.1. Remedies - Insolvency Events. Upon the occurrence of any Event of Default described in Section 9.16 or 9.17, the obligations of Lender to advance amounts hereunder shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrowers; however, if the Bankruptcy Party under Section 9.16 or 9.17 is other than any Borrower or a Borrower Party, then all amounts due under the Loan Documents shall become immediately due and payable at Lender's election, in Lender's sole discretion.

         Section 10.2.  Remedies - Other Events.  Except as set forth in Section
10.1 above, while any Event of Default exists, Lender may (1) by written notice to Bayshore Landing, declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity `thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrowers, (2) terminate the obligation, if any, of Lender to make any further Advance hereunder, and (3) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

         Section 10.3. Lender's Right to Perform the Obligations. If any Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon any Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrowers, and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate. If Lender shall elect to pay any sum due with reference to the Mortgaged Property, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Without limiting the generality of the foregoing, Lender may take immediate possession of the Mortgaged Property, as well as all other security to which title is held by any Borrower as is necessary to fully complete the Project, and appoint a receiver, as a matter of strict right without regard to the solvency of any Borrower, for the purpose of preserving the Mortgaged Property, preventing waste, and to protect all rights accruing to Lender by virtue of this Agreement and of the Loan Documents, and expressly to make any and all further improvements, whether on-site or off-site, as may be determined by Lender for the purpose of completing the development and construction of the Project. Additionally, if any Hazardous Materials affect or threaten to affect the Mortgaged Property, Lender may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Borrowers shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this
Section 10.3, including those arising from the joint, concurrent, or comparative negligence of Lender, except as a result of Lender's gross negligence or willful misconduct. All sums paid by Lender pursuant to this Section 10.3, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions' to the Loan, shall be secured by the Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand.

                                   ARTICLE 11.

                                  MISCELLANEOUS

         Section 11.1. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

If to any Borrower:

300 Alton Road, Suite 303
Miami Beach, Florida, 33139
Attention:    Robert W. Christoph, Jr.
Telecopy:(305) 673-5995


With copies to:

Bilzin Sumberg Baena Price and Axeirod LLP
2500 Wachovia Financial Center
200 South Biscayne Boulevard
Miami, Florida 3313 1-2336
Attn:  Suzanne Amaducci, Esq.
Telecopy: (305) 351-2207


HMG Bayshore LLC
1870 S. Bayshore Drive
Miami, Florida 33130
Attn:  Larry Rothstein
Telecopy:     (305) 856-7342


If to Lender:


Wachovia Bank, National Association
Commercial Banking
200 S. Biscayne Boulevard, I 5t)~ Floor
Miami, Florida 33131
Attn:  Anita Aedo, Senior Vice President
Telecopy: (305) 789-5036


With copies to:


Wachovia Bank, National Association
10 S. Jefferson Street
Roanoke, Virginia 24011
Attn:   Commercial Banking Notices




Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee (except as otherwise provided' in the Mortgage), and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrowers, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

         Section 11.2 Amendments and Waivers. No amendment or waiver of any provision of the Loan Documents shall be effective unless in writing and signed by the party against whom enforcement is sought.

         Section 11.3. Limitation on Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between any Borrower and Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the State and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (I) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof (or, if the Note has been paid in full, refunded to Borrowers); and (2) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Note (or, if the Note has been paid in full, refunded to Borrowers). The terms and provisions of this Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

         Section 11.4. Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

         Section 11.5. Reimbursement of Expenses. Borrowers shall pay all expenses incurred by Lender in connection with the Loan, including reasonable fees and expenses of Lender's attorneys, environmental, engineering and other consultants, and fees, charges or taxes for the recording or filing of Loan Documents. Borrowers shall pay all expenses of Lender in connection with the administration of the Loan, including reasonable audit costs, reasonably inspection fees, settlement of condemnation and casualty awards, and premiums for title insurance and endorsements thereto. Borrowers shall, upon request, promptly reimburse Lender for all amounts expended, advanced or incurred by Lender to collect the Note, or to enforce the rights of Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Lender under the Loan Documents or with respect to the Mortgaged Property (by litigation or other proceedings), which amounts will include all court costs, reasonable attorneys' fees and expenses, reasonable fees of auditors and accountants, and reasonable investigation expenses as may be incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents and shall be paid by Borrowers to Lender not later than thirty (30) days after demand.

         Section 11.6. Approvals; Third Parties; Conditions. All approval rights retained or exercised by Lender with respect to leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by any Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrowers and may not be enforced, nor relied upon, by any Person other than Lender and Borrowers. All conditions of the obligations of Lender hereunder, including the obligation to make Advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion. Without limiting the generality of the foregoing the parties hereto do not intend the benefits of this Agreement to inure to any third party. Notwithstanding anything contained herein or any other Loan Document, or any conduct or course of conduct by any of the parties hereto, this Agreement shall not be construed as creating any rights, claims, or causes of action against Lender, or any of its officers, agents, or employees, in favor of any contractor, subcontractor, supplier of labor, materials or services, or any of their respective creditors, or any other person or entity other than Borrowers.

         Section 11.7. Lender Not in Control; No Partnership. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of any Borrower, the power of Lender being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrowers and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and any Borrower or to create an equity in the Mortgaged Property in Lender. Lender neither undertakes nor assumes any responsibility or duty to any Borrower or to any other person with respect to the Mortgaged Property or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (1) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of any Borrower or its members or managers and Lender does not intend to ever assume such status; (2) Lender shall in no event be liable for any Debts, expenses or losses incurred or sustained by any Borrower; and (3) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of any Borrower or its members or managers. Lender and Borrowers disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and any Borrower, or to create an equity in the Mortgaged Property in Lender, or any sharing of liabilities, losses, costs or expenses.

         Section 11.8. Time of the Essence. Time is of the essence with respect to this Agreement.

         Section 11.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender and Borrowers and their respective successors and assigns of Lender and Borrowers, provided that neither any Borrower nor any other Borrower Party shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder. Lender shall have the right to enter into one or more participation with other lenders with respect to the Loan, provided Borrowers shall incur no additional cost or expense solely relating to the entry by Lender into any such participation. Upon prior notice to Bayshore Landing of such participation, Borrowers shall thereafter furnish to such participant any information furnished by any Borrower to Lender pursuant to the terms of the Loan Documents. Nothing in this Agreement or any other Loan Document shall prohibit Lender from pledging or assigning this Agreement and Lender's rights under any of the other Loan Documents, including collateral therefor, to any Federal Reserve Bank in accordance with applicable law.

         Section 11.10. Renewal, Extension or Rearrangement. All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan. For portfolio management purposes, Lender may elect to divide the Loan into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrowers are not effectively increased or otherwise modified. Borrowers agree to cooperate with Lender at no additional cost to Borrowers and to execute such documents as Lender reasonably may request to effect such division of the Loan.

         Section 11.11. Waivers. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under any of the Loan Documents, shall operate as a waiver thereof.

         Section 11.12. Cumulative Rights. Rights and remedies of Lender under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 11.13. Singular and Plural. Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

         Section 11.14. Phrases. When used in this Agreement and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's discretion, and the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

         Section 11.15. Schedules. The schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

         Section 11.16. Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the schedules hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 11.17. Promotional Material. Borrowers authorize Lender to issue press releases, advertisements and other, promotional materials in connection with Lender's own promotional and marketing activities, and describing the Loan in general terms or in detail and Lender's participation in the Loan. All references to Lender contained in any press release, advertisement or promotional material issued by any Borrower shall be approved in writing by Lender in advance of issuance.

         Section 11.18. Survival. All of the representations, warranties, covenants, and indemnities hereunder (including environmental matters under Article 4), and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Mortgaged Property to any party, whether or not an Affiliate of any Borrower.

         Section 11.19. Waiver of Punitive or Consequential Damages. Neither Lender nor Borrowers shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto.

         Section 11.20. Governing Law. The Loan Documents are being executed and delivered, and are intended to be performed, in the State and the laws of the State (without regard to provisions thereof regarding conflicts of law) and of the United States of America shall govern the rights and duties of the parties hereto and the validity, construction, enforcement and interpretation of the Loan Documents, except to the extent otherwise specified in any of the Loan Documents.

         Section 11.21. Joint and Several Liability. The obligations and promises set forth herein shall be joint and several undertakings of each of the Borrowers, and the Lender may proceed hereunder against any one or more of the Borrowers without waiving its right to proceed against any of the others.

         Section 11.22. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between Lender and Borrowers and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are m unwritten oral agreements between the parties. If any conflict or inconsistency exists between the Commitment and this Agreement or any of the other Loan Documents, the terms of this Agreement and the other Loan Documents shall control.

         Section 11.23. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

         Section 11.24. City Lease. As set forth in the City Lease, the Mortgage is subject and subordinate to all conditions and covenants of the City Lease and the rights of the City and the State as to the property subject to the State Lease. Lender and the owner of any indebtedness secured by the Mortgage, upon acquiring Bayshore Landing's leasehold interest under the City Lease, and shall take the same subject to the terms, covenants and provisions of the City Lease. Lender agrees to notify the City of any Event of Default prior to commencing foreclosure proceedings.

                                   ARTICLE 12

                             LIMITATION ON LIABILITY

         Section  12.1.  Limitation  on  Liability.  Except as  provided in this
Article 12, Bayshore Rawbar and Bayshore Restaurant shall not be personally liable for amounts due under the Loan Documents. Bayshore Rawbar and Bayshore Restaurant shall be personally liable jointly and severally to Lender for any deficiency, loss or damage suffered by Lender because of: (1) any Borrower's or any Borrower Party's commission of a criminal act, (2) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of the Project, any other collateral, or any direct or indirect ownership interest in any Borrower; (3) the misapplication by any Borrower or any Borrower Party of any funds derived from the Mortgaged Property or any portion thereof, including without limitation, restaurant revenues, security deposits, insurance proceeds and condemnation awards; (4) the fraud or misrepresentation by any Borrower or any Borrower Party made in or in connection with the Loan Documents or the Loan; (5) any Borrower's collection of rents more than one month in advance or entering into or modifying leases (including without limitation, the City Lease, the State Lease, the Rawbar Sublease and the Restaurant Sublease), or receipt of monies by any Borrower or any Borrower Party in connection with the modification of any leases, in violation of this Agreement or any of the other Loan Documents; (6) any Borrower's failure to apply proceeds of rents or any other payments in respect of the leases or other income generated by the Mortgaged Property or any portion thereof, including without limitation, restaurant revenues, to the costs of maintenance and operation of the Project and to the payment of taxes, lien claims, insurance premiums, payment of principal and interest under the Loan and all other amounts due under the Loan Documents; (7) any Borrower's interference with Lender's exercise of rights under any of the Loan Documents; (8) any Borrower's failure to maintain insurance as required by this Agreement or to pay any taxes or assessments affecting the Mortgaged Property or any portion thereof; (9) damage or destruction to the Mortgaged Property or any portion thereof caused by the acts or omissions of any Borrower, their agents, employees, or contractors; (10) Borrowers' obligations with respect to environmental matters under Article 4; or
(11) any transfer by Bayshore Landing to Bayshore Rawbar or Bayshore Restaurant of any monies or other property not required to be transferred pursuant to the terms of the Rawbar Sublease or Restaurant Sublease, as applicable. None of the foregoing limitations on the personal liability of Bayshore Rawbar and Bayshore Restaurant shall modify, diminish or discharge the personal liability of Bayshore Landing or any of the Guarantors. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, as such sections may be amended, or corresponding or superseding sections of the Bankruptcy Amendments and Federal Judgeship Act of 1984, to file a claim for the full amount due to Lender under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents.

         WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN

CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOAN OR THE MORTGAGED PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER THIS AGREEMENT.

         EXECUTED as of the date first written above.

                                     LENDER:

                                     WACHOVIA BANK, NATIONAL ASSOCIATION


                                     By /s/ ANITA AEDO
                                     Anita Aedo
                                     Senior Vice President


                                     BORROWERS:

                                     BAYSHORE LANDING, LLC, a Florida limited liability company


                                     By: /s/  ROBERT W. CHRISTOPH, JR.
                                     ROBERT W. CHRISTOPH, JR.
                                     Manager



                                     By: /s/ LARRY ROTHSTEIN
                                     LARRY ROTHSTEIN
                                     Manager


                                     BAYSHORE RAWBAR, LLC, a Florida limited
                                     liability company


                                     By: /s/ ROBERT W. CHRISTOPH, JR.
                                     ROBERT W. CHRISTOPH, JR.
                                     Manager

                                     By: /s/ LARRY ROTHSTEIN
                                     LARRY ROTHSTEIN
                                     Manager


                                     BAYSHORE RESTAURANT, LLC, a Florida limited liability company


                                     By: /s/ ROBERT W. CHRISTOPH, JR.
                                     ROBERT W. CHRISTOPH, JR.
                                     Manager

                                     By: /s/ LARRY ROTHSTEIN
                                     LARRY ROTHSTEIN
                                     Manager

                                   SCHEDULE A

                     LEGAL DESCRIPTION OF MORTGAGED PROPERTY

LOTS 20, 21 AND 22 AND THE NORTHEASTERLY HALF OF LOT 23, BLOCK 43, OF "SAMUEL RHODES PLAT OF NEW BISCAYNE", ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK "B" AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; LESS THE NORTHWESTERLY 4 FEET THEREOF, AS RIGHT-OF-WAY DEDICATED TO THE CITY OF MIAMI.

PARCEL 2:

A PARCEL OF  SUBMERGED  LAND  BEING  MORE  PARTICULARLY  DESCRIBED  AS  FOLLOWS:
(COMMENCE AT THE NORTHERLY CORNER OF LOT 20, BLOCK 43, OF "SAMUEL RHODES PLAT OF NEW BISCAYNE", ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK "B" AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA: THENCE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST ALONG THE NORTHERLY LINE OF SAID LOT 20 AND ITS SOUTHEASTERLY PROLONGATION THEREOF FOR 691.46 FEET, MORE OR LESS, TO A POINT OF INTERSECTION WITH THE MIAMI-DADE COUNTY BULKHEAD LINE (U.S. HARBOR LINE) AS RECORDED IN PLAT BOOK 74, AT PAGE 3 (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, SAID POINT BEING THE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED PARCEL OF SUBMERGED LAND; THENCE CONTINUE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST ALONG THE SAID SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY L1NE OF LOT 20 FOR 270.0 FEET; THENCE SOUTH 49 DEGREES 33 MINUTES 29 SECONDS WEST FOR 166.94 FEET, MORE OR LESS TO THE POINT OF INTERSECTION WITH THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY 1/2 OF SAID LOT 23, BLOCK 43; THENCE NORTH 40 DEGREES 23 MINUTES 32 SECONDS WEST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY 1/2 OF SAID LOT 23 FOR 1 83 .76 FEET, MORE OR LESS, TO A POINT OF INTERSECTION WITH THE SAID MIAMI-DADE COUNTY BULKHEAD LINE THENCE NORTH 21 DEGREES 41 MINUTES 51 SECONDS EAST ALONG SAID MIAMI-DADE COUNTY BULKHEAD LINE (U.S. HARBOR LINE) FOR 184.53 FEET, MORE OR LESS; THENCE NORTH 49 DEGREES 33 MINUTES 29 SECONDS EAST ALONG SAID MIAMI-DADE COUNTY BULKHEAD LINE FOR 3.87 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 3:

LOT 24 AND THE SOUTHWESTERLY HALF OF LOT 23, BLOCK 43, OF "SAMUEL RHODES PLAT OF NEW BISCAYNE", ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; LESS THE NORTHWESTERLY 4 FEET THEREOF, AS RIGHT-OF-WAY DEDICATED TO THE CITY OF MIAMI.

PARCEL 4:

A PARCEL OF SUBMERGED LAND IN BISCAYNE BAY IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, LYING SOUTHEASTERLY OF AND ABUTTING LOT 24 AND THE SOUTHWESTERLY ONE-HALF OF LOT 23 (LESS THE NORTHERLY 4 FEET THEREOF) OF BLOCK 43 OF "SAMUEL RHODES AMENDED MAP OF NEW BISCAYNF', AS RECORDED IN PLAT BOOK "B", PAGE 16, OF THE PUBLIC RECORDS

OF MIAMI-DADE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: `

BEGIN AT THE SOUTHWESTERLY CORNER OF SAID LOT 24, SAID CORNER BEING IN THE MEAN HIGH WATER LINE OF BISCAYNE BAY; THENCE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST ALONG THE SOUTHEASTERLY EXTENSION OF THE SOUTHWESTERLY LINE OF SAID LOT 24, A DISTANCE OF 538.57 FEET TO A POINT IN THE BULKHEAD LINE ESTABLISHED FOR THIS AREA AS SHOWN ON MAP IN PLAT BOOK 74, PAGE 3 (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE NORTH 21 DEGREES 41 MINUTES 51 SECONDS EAST ALONG SAID BULKHEAD LINE A DISTANCE OF 84.87 FEET TO THE INTERSECTION WITH THE SOUTHEASTERLY EXTENSION OF NORTHEASTERLY LINE OF THE SAID SOUTHWESTERLY ONE-HALF OF LOT 23; THENCE NORTH 40 DEGREES 23 MINUTES 32 SECONDS WEST ALONG SAID SOUTHEASTERLY EXTENSION A DISTANCE OF 497.47 FEET TO THE MEAN HIGH WATER LINE OF BISCAYNE BAY; THENCE SOUTHWESTERLY ALONG SAID MEAN HIGH WATER LINE BOUNDARY OF SAID SOUTHWESTERLY ONE-HALF OF LOT 23 AND OF SAID LOT 24, A DISTANCE OF 75.00 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 5 :

A PARCEL OF SUBMERGED LAND MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE SOUTHEASTERLY EXTENSION OF THE SOUTHWESTERLY LINE OF LOT 24, BLOCK 43, OF THE PLAT OF "NEW BISCAYNE AMENDED", AS SHOWN IN PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA WITH THE MIAMI-DADE COUNTY BULKHEAD LINE AS SHOWN IN PLAT BOOK 74, AT PAGE 3, (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI- DADE COUNTY, FLORIDA; THENCE RUN NORTH 21 DEGREES 41 MINUTES 51 SECONDS EAST ALONG SAID BULKHEAD LINE FOR A DISTANCE OF
84.87 FEET, TO ITS INTERSECTION WITH THE SOUTHEASTERLY EXTENSION OF THE NORTHEASTERLY LINE OF THE SOUTHWESTERLY 1/2 OF LOT 23, BLOCK 43 OF THE AFORESAID PLAT OF "NEW BISCAYNE AMENDED"; THENCE RUN SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST ALONG THE SOUTHEASTERLY EXTENSION OF SAID NORTHEASTERLY LINE OF THE SOUTHEASTERLY 1/2 OF LOT 23 FOR A DISTANCE OF 283.73 FEET (285.72 FEET CALCULATED) TO A POINT; THENCE RUN SOUTH 49 DEGREES 36 MINUTES 28 SECONDS WEST FOR A DISTANCE OF 115.68 FEET (114.64 FEET CALCULATED) TO A POINT; THENCE RUN NORTH 40 DEGREES 23 MINUTES 32 SECONDS WEST FOR A DISTANCE OF 225.0 FEET TO A POINT ON THE MIAMI-DADE COUNTY BULKHEAD LINE; THENCE NORTH 21 DEGREES 41 MINUTES 51 SECONDS EAST ALONG SAID BULKHEAD LINE FOR A DISTANCE OF 44.86 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF SUBMERGED LAND. (SEE DEED 19448, RECORDED IN DEED BOOK 3130, PAGE 260).

PARCEL 6:

A PARCEL OF SUBMERGED LAND IN BISCAYME BAY IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, LYING SOUTHEASTERLY OF LOTS 20, 21, 22 AND THE NORTHEASTERLY HALF OF LOT 23, BLOCK 43, "RHODES NEW BISCAYNE AMENDED", ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE SE 1/4 OF SECTION 15, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA; THENCE NORTH 87 DEGREES 30 MINUTES 21 SECONDS EAST, ALONG THE SOUTH LINE OF THE SE 1/4 OF SAID SECTION 15, FOR A DISTANCE OF 34.46 FEET TO A POINT ON THE MONUMENT LINE OF KIRK STREET, AS ESTABLISHED BY THE CITY OF MIAMI, FLORIDA; THENCE SOUTH 38 DEGREES 09 MINUTES 56 SECONDS EAST, ALONG THE SAID MONUMENT LINE OF KIRK STREET, FOR A DISTANCE OF
128.73 FEET TO A POINT ON THE MONUMENT LINE OF SOUTH BAYSHORE DRIVE, AS ESTABLISHED BY THE CITY OF MIAMI, FLORIDA; THENCE SOUTH 51 DEGREES 56 MINUTES 48 SECONDS WEST, ALONG THE SAID MONUMENT LINE OF SOUTH BAYSHORE DRIVE, FOR A DISTANCE OF 1,528.96 FEET TO THE INTERSECTION S THEREOF WITH THE PROLONGATION NORTHWESTERLY OF THE NORTHEASTERLY LINE OF LOT 20, BLOCK 43 OF "RHODES NEW BISCAYNE AMENDED", PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST, ALONG THE PROLONGATION NORTHWESTERLY OF THE NORTHEASTERLY LINE OF THE SAID LOT 20 AND ALONG THE NORTHEASTERLY LINE OF THE SAID LOT 20 FOR A DISTANCE OF 724.46 FEET TO THE INTERSECTION THEREOF WITH THE MIAMI-DADE COUNTY BULKHEAD LINE, AS ESTABLISHED BY THE BOARD OF COUNTY COMMISSIONERS OF MIAMI-DADE COUNTY, FLORIDA (POINT OF BEGINNING); THENCE SOUTH 49 DEGREES 33 MINUTES 29 SECONDS WEST, ALONG THE SAID MIAMI-DADE COUNTY BULKHEAD LINE FOR A DISTANCE OF 3.97 FEET; THENCE SOUTH 21 DEGREES 41 MINUTES 51 SECONDS WEST, ALONG THE SAID MIAMI-DADE COUNTY BULKHEAD LINE, FOR A DISTANCE OF 184.49 FEET TO THE . INTERSECTION WITH THE PROLONGATION SOUTHEASTERLY OF THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY HALF OF LOT 23 OF SAID BLOCK 43; THENCE NORTH 40 DEGREES 28 MINUTES 32 SECONDS WEST, ALONG THE PROLONGATION SOUTHEASTERLYo OF THE SOUTHWESTERLY LINE OF THE NORTHEASTERLY HALF OF THE SAID LOT 23 FOR A DISTANCE OF 497.6 FEET, MORE OR LESS, TO THE FACE OF AN EXISTING CONCRETE BULKHEAD; THENCE NORTHEASTERLY ALONG THE FACE OF AN EXISTING CONCRETE BULKHEAD LINE, FOR A DISTANCE OF 10 FEET MORE OR LESS; THENCE SOUTHEASTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 82 FEET, MORE OR LESS; THENCE NORTHEASTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 53.9 FEET, MORE OR LESS; THENCE SOUTHEASTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 74.3 FEET, MORE OR LESS; THENCE NORTHEASTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 12 FEET, MORE OR LESS; THENCE NORTHWESTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 52 FEET, MORE OR LESS; THENCE NORTHEASTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD, FOR A DISTANCE OF 17
FEET, MORE OR LESS; THENCE SOUTHEASTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD, FOR A DISTANCE OF 156.75 FEET, MORE OR LESS; THENCE NORTHEASTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD, FOR A DISTANCE OF 31 FEET, MORE OR LESS, THENCE NORTHWESTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD, FOR A DISTANCE OF 19 FEET, MORE OR LESS; THENCE NORTHEASTERLY FOR A DISTANCE OF 33 FEET, MORE OR LESS, TO A POINT IN THE PROLONGATION SOUTHEASTERLY OF THE NORTHEASTERLY LINE OF THE SAID LOT 20; THENCE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST, ALONG THE PROLONGATION SOUTHEASTERLY ON THE NORTHEASTERLY LINE OF THE SAID LOT 20 FOR A DISTANCE OF 164.4 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

PARCEL 7:

A PARCEL OF SOVEREIGNTY LAND, NOW FILLED, LYING IN BISCAYNE BAY IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF THE SE 1/4 OF SECTION 15, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA; THENCE NORTH 87 DEGREES 30 MINUTES 21 SECONDS EAST, ALONG THE SOUTH LINE OF THE SE 1/4 OF THE SAID SECTION 15, FOR A DISTANCE OF 34.46 FEET TO A POINT ON THE MONUMENT LINE OF KIRK STREET, AS ESTABLISHED BY THE CITY OF MIAMI, FLORIDA; THENCE SOUTH 38 DEGREES 09 MINUTES 56 SECONDS EAST, ALONG THE SAID MONUMENT LINE OF KIRK STREET, FOR A DISTANCE OF
128.73 FEET TO A POINT ON THE MONUMENT LINE OF SOUTH BAYSHORE DRIVE, AS ESTABLISHED BY THE CITY OF MIAMI, FLORIDA; THENCE SOUTH 51 DEGREES 56 MINUTES 48 SECONDS WEST, ALONG THE SAID MONUMENT LINE OF SOUTH BAYSHORE DRIVE, FOR A DISTANCE OF 1,528.96 FEET TO THE INTERSECTION THEREOF WITH THE PROLONGATION NORTHWESTERLY OF THE NORTHEASTERLY LINE OF LOT 20, BLOCK 43 OF "RHODES NEW BISCAYNE AMENDED", PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST, ALONG THE PROLONGATION NORTHWESTERLY OF THE NORTHEASTERLY LINE OF THE SAID LOT 20 AND ALONG THE NORTHEASTERLY LINE OF THE SAID LOT 20 FOR A DISTANCE OF 323 FEET MORE OR LESS TO A POINT ON THE ORIGINAL HIGH TIDE LINE OF BISCAYNE BAY AS SAID HIGH TIDE LINE IS SHOWN ON THE SAID PLAT OF "RHODES NEW BISCAYNE AMENDED"; (POINT OF BEGINNING); THENCE CONTINUE SOUTH 40 DEGREES 23 MINUTES 32 SECONDS EAST ALONG THE PROLONGATION SOUTHEASTERLY OF THE NORTHEASTERLY LINE OF THE SAID LOT 20; FOR A DISTANCE OF 237 FEET, MORE OR LESS, TO THE EXISTING HIGH TIDE LINE OF BISCAYNE BAY; THENCE SOUTHWESTERLY, MEANDERING THE HIGH TIDE LINE OF BISCAYNE BAY FOR A DISTANCE OF 33 FEET, MORE OR LESS, TO A POINT ON THE FACE OF AN EXISTING BULKHEAD; THENCE SOUTHEASTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 19 FEET, MORE OR LESS; THENCE SOUTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 31 FEET, MORE OR LESS; THENCE NORTHWESTERLY, ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 156.75 FEET, MORE OR LESS; THENCE SOUTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 17 FEET, MORE OR LESS; THENCE SOUTHEASTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 52 FEET, MORE OR LESS; THENCE SOUTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 12 FEET, MORE OR LESS; THENCE NORTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 74.3 FEET, MORE OR LESS; THENCE SOUTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 53.9 FEET, MORE OR LESS; THENCE NORTHWESTERLY ALONG THE FACE OF AN EXISTING BULKHEAD FOR A DISTANCE OF 82 FEET MORE OR LESS TO A POINT ON THE ORIGINAL HIGH TIDE LINE OF BISCAYNE BAY AS SHOWN ON THE SAID PLAT OF "NEW BISCAYNE AMENDED"; THENCE NORTHEASTERLY MEANDERING THE SAID ORIGINAL HIGH TIDE LINE OF BISCAYNE BAY FOR A DISTANCE OF 157 FEET, MORE OR LESS TO THE POINT OF BEGINNING. AND ALL LANDS ALSO DESCRIBED IN WARRANTY DEED DATED APRIL 17, 1968 AND FILED IN OFFICIAL RECORDS BOOK 5913, PAGES 253 AND 254 OF THE PUBLIC RECORDS OF DADE COUNTY, FLORIDA. THE AFORESAID PARCELS ARE TO BE USED AS AN EASEMENT FOR INGRESS EGRESS FOR THE FOLLOWING PARCELS OF SUBMERGED
LAND:

PARCEL A2:

A PARCEL OF SUBMERGED LAND IN BISCAYNE BAY BEING IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHERLY CORNER OF LOT 20, BLOCK 43 "RHODES AMENDED PLAT OF NEW BISCAYNE", ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK B, AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE SOUTH 40(degree)23'32" EAST ALONG THE NORTHERLY LINE OF SAID LOT 20 AND ITS SOUTHEASTERLY PROLONGATION THEREOF FOR 691.46 FEET, MORE OR LESS, TO A PONT OF INTERSECTION WITH THE MIAMI-DADE COUNTY BULKHEAD LINE (U.S. HARBOR LINE) AS RECORDED IN PLAT BOOK 74, AT PAGE 3 (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE CONTINUE SOUTH 40(degree)23'32" EAST ALONG THE SAID SOUTHEASTERLY PROLONGATION OF THE NORTHEASTERLY LINE OF LOT 20 FOR
270.0 FEET; THENCE SOUTH 49(degree)33'29" WEST FOR 41.09 FEET, MORE OR LESS TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED SUBMERGED PARCEL OF LAND; THENCE SOUTH 39(degree)25'15" EAST, 90.15 FEET; THENCE SOUTH 50(degree)34'45" WEST,
92.00 FEET; THENCE NORTH 39(degree)25'15" WEST, 88.51 FEET; THENCE NORTH 49(degree)33'29" EAST, 92.01 FEET TO THE POINT OF BEGINNING. CONTAINING 0.19+/- ACRES.


PARCEL B2:

A PARCEL OF SUBMERGED LAND IN BISCAYNE BAY BEING IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS
FOLLOWS: COMMENCING AT THE INTERSECTION . OF THE SOUTHEASTERLY EXTENSION OF THE SOUTHWESTERLY LINE OF LOT 24, BLOCK 43, OF THE PLAT OF "NEW BISCAYNE AMENDED", AS SHOWN IN PLAT BOOK "B", AT PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, WITH THE MIAMI-DADE COUNTY BULKHEAD LINE AS SHOWN IN PLAT BOOK 74, AT PAGE 3 (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE RUN S 21(degree)41'51" W ALONG SAID BULKHEAD LINE FOR A DISTANCE OF 44.86 FEET TO THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL OF SUBMERGED LAND; THENCE S 40(degree)23'32" E, 225.00 FEET; THENCE N 49(degree)36'28" E, 92.14
FEET;  THENCE S  40(degree)23'32"  E, 63.39 FEET; THENCE S  49(degree)36'28"  W,
120.25 FEET; THENCE N 40(degree)23'32" W, 273.50 FEET TO A POINT ON THE AFORESAID MIAMI-DADE COUNTY BULKHEAD LINE; THENCE N 21(degree)41'51" E ON SAID BULKHEAD LINE, 31.81 FEET TO THE POINT OF BEGINNING. CONTAINING 0.315+/- ACRES.

PARCEL C2:

A PARCEL OF SUBMERGED LAND IN BISCAYNE BAY BEING IN SECTION 22, TOWNSHIP 54 SOUTH, RANGE 41 EAST, MIAMI-DADE COUNTY, FLORIDA, LYING SOUTHEASTERLY OF LOT 24, BLOCK 43, OF "SAMUEL RHODES PLAT OF NEW BISCAYNE", AS RECORDED IN PLAT BOOK "B", PAGE 16, OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGIN AT THE  SOUTHWESTERLY  CORNER OF SAID LOT 24, SAID  CORNER  BEING THE MEAN
HIGH  WATER  LINE  OF  BISCAYNE  BAY;  THENCE  S  40(degree)23'32"E   ALONG  THE
SOUTHEASTERLY EXTENSION OF THE SOUTHWESTERLY LINE OF SAID LOT 24, FOR 538.57

FEET TO A POINT IN THE MIAMI-DADE COUNTY BULKHEAD LINE ESTABLISHED FOR THIS AREA AS SHOWN ON MAP IN PLAT BOOK 74, PAGE 3 (SHEET 5), OF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA; THENCE S 21(degree)41'51" W ALONG SAID BULKHEAD LINE, 67.75 FEET TO A POINT ON THE SOUTHEASTERLY LINE EXTENSION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF AVIATION AVENUE; THENCE N 40(degree)23'32" W, ALONG SAID SOUTHEASTERLY EXTENSION LINE OF SAID SOUTHWESTERLY RIGHT-OF- WAY LINE, 88.93 FEET; THENCE N 49(degree)36'18" E, 25.98 FEET; THENCE N 40(degree)23'32" W, 460.24 FEET; THENCE S 57(degree)28'54" W, 26.23 FEET TO A
POINT ON THE AFOREMENTIONED SOUTHEASTERLY EXTENSION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF AVIATION AVENUE; THENCE N 40(degree)23'32 W ON THE AFOREMENTIONED EXTENSION OF THE AFORESAID RIGHT-OF-WAY LINE, 25.24 FEET TO THE FACE OF AN EXISTING CONCRETE BULKHEAD; THENCE N 57(degree)28'54" E ALONG THE FACE OF AN EXISTING CONCRETE BULKHEAD FOR A DISTANCE OF 60.57 FEET TO THE POINT OF BEGINNING. CONTAINING 0.49+/- ACRES.

                                SCHEDULE 1.1(19)

                                   CITY LEASE




That certain Lease Agreement by and between The City of Miami, Florida, a municipal corporation of the State of Florida (the "City"), as landlord, and Bayshore Properties, Inc. ("BPI"), as tenant, dated September 20, 1985; as subsequently, assigned by BPI to Grove Marina Market, Ltd. by virtue of (i) that certain Assignment of Lease dated March 16, 1986, (ii) that certain Acceptance of Assignment of Lease, dated March 14, 1 986, and (iii) that certain Consent by and between the City and BPI dated March 13, 1986; and amended by virtue of :
(i) that certain Memorandum of Understanding dated August 30, 1991, (ii) that certain Memorandum of Understanding dated September 10, 1993, that certain (iii) Amendment to Lease Agreement dated November 14, 2001 ; and (iv) that certain Second Amendment to Lease Agreement dated on or about August 19, 2004; and further assigned by virtue of that certain Assignment and Assumption of Master Lease between Grove Marina Market, Ltd and Bayshore Landing, LLC dated as of August 19, 2004.

                                SCHEDULE 1.1 (21)
                                -----------------

              CLOSING SITE ASSESSMENTS AND ENVIRONMENTAL DOCUMENTS
              ----------------------------------------------------


Phase I Environmental Site Assessment Report, Monty's Marian, Miami, Florida , dated as of July 21, 2004, prepared by The Phoenix Environmental Group, Inc.

                                SCHEDULE 1.1(67)

                                   STATE LEASE


Sovereign Submerged Lands Lease between the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida as Lessor and the City of Miami, Florida as Lessee recorded on August 11, 2004 in Official Records Book 22562 at Page 1642.

                                SCHEDULE 1.1(15)

                                     BUDGET

                                SCHEDULE 1.1(68)

                                  STATE WAIVERS



Waiver of Deed Restrictions attached to Certificate, recorded on May 26, 2004, in Official Records Book 22337, at Page 1498 in the Public Records of Miami-Dade County, Florida, as modified by Amendment to Waiver of Deed Restrictions recorded on August 13, 2004 in Official Records Book 22572 at Page 4690 in the Public Records of Miami-Dade County, Florida. As modified by Modification to Correct Legal Description, recorded on August 20, 2004 in Official Records Book 22593, at Page 3188 in the Public Records of Miami-Dade County, Florida.

                                 SCHEDULE 2.5(1)
                                 ---------------

                        REPAYMENT AND PREPAYMENT SCHEDULE
                        ---------------------------------



                                                             Remaining Principal
Payment Due Date          Principal Payment Due                 Outstanding
----------------          ---------------------              -------------------
                                                  (following scheduled principal
                                                                        payment)

Aug 19, 2004                        0.00                           10,000,000.00
Sep 20, 2004                (272,916.67)                           10,272,916.67
Oct 19, 2004                (272,916.67)                           10,545,833.34
Nov 19, 2004                (272,916.67)                           10,818,750.01
Dec 20, 2004                (272,916.67)                           11,091,666.68
Jan 19, 2005                (272,916.67)                           11,364,583.35
Feb 22, 2005                (272,916.67)                           11,637,500.02
Mar 21, 2005                (272,916.67)                           11,910,416.69
Apr 19, 2005                (272,916.67)                           12,183,333.36
May 19, 2005                (272,916.67)                           12,456,250.03
Jun 20, 2005                (272,916.67)                           12,729,166.70
Jul 19, 2005                (272,916.67)                           13,002,083.37
Aug 19, 2005                (272,916.67)                           13,275,000.04
Sep 19, 2005                   37,903.02                           13,237,097.02
Oct 19, 2005                   40,933.56                           13,196,163.46
Nov 21, 2005                   32,867.20                           13,163,296.26
Dec 19, 2005                   46,935.02                           13,116,361.24
Jan 19, 2006                   38,937.12                           13,077,424.12
Feb 21, 2006                   33,691.15                           13,043,732.97
Mar 20, 2006                   50,381.79                           12,993,351.18
Apr 19, 2006                   42,471.19                           12,950,879.99
May 19, 2006                   42,739.11                           12,908,140.88
Jun 19, 2006                   40,294.43                           12,867,846.45
Jul 19, 2006                   43,262.92                           12,824,583.53
Aug 21, 2006                   35,445.66                           12,789,137.87
Sep 19, 2006                   46,448.71                           12,742,689.16

Oct 19, 2006                  44,052.45                            12,698,636.71
Nov 20, 2006                 3 8,989.86                            12,659,646.85
Dec 19, 2006                  47,238.35                            12,612,408.50
Jan 19, 2007                  42,222.19                            12,570,186.31
                                                                          441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------
Feb 20, 2007                   39,854.19                           12,530,332.12
Mar 19, 2007                   53,296.62                           12,477,035.50
Apr 19, 2007                   43,104.64                           12,433,930.86
May 21, 2007                   40,771.04                           12,393,159.82
Jun 19, 2007                   48,863.40                           12,344,296.42
Jul 19, 2007                   46,565.64                           12,297,730.78
Aug 20, 2007                   41,687.52                           12,256,043.26
Sep 19, 2007                   47,122.37                           12,208,920.89
Oct 19, 2007                   47,419.64                           12,161,501.25
Nov 19, 2007                   45,161.48                           12,116,339.77
Dec 19, 2007                   48,003.67                           12,068,336.10
Jan 22, 2008                   38,155.68                           12,030,180.42
Feb 19, 2008                   53,606.55                           11,976,573.87
Mar 19, 2008                   51,403.77                           11,925,170.10
Apr 21, 2008                   41,686.84                           11,883,483.26
May 19, 2008                   54,470.27                           11,829,012.99
Jun 19, 2008                   47,328.84                           11,781,684.15
Jul 21, 2008                   45,159.94                           11,736,524.21
Aug 19, 2008                   52,867.60                           11,683,656.61
Sep 19, 2008                   48,276.37                           11,635,380.24
Oct 20, 2008                   48,591.06                           11,586,789.18
Nov 19, 2008                   51,344.25                           11,535,444.93
Dec 19, 2008                   51,668.15                           11,483,776.78
Jan 20, 2009                   47,164.52                           11,436,612.26

Feb 19, 2009                   52,291.62                           11,384,320.64
Mar 19, 2009                   57,409.23                           11,326,911.41
Apr 20, 2009                   48,220.05                           11,278,691.36
May 19, 2009                   55,659.49                           11,223,031.87
Jun 19, 2009                   51,279.00                           11,171,752.87
Jul 20, 2009                   51,613.27                           11,120,139.60
                                                                          441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------


Aug 19, 2009                   54,288.03                           11,065,851.57
Sep 21, 2009                   47,649.79                           11,018,201.78
Oct 19, 2009                   59,564.86                           10,958,636.92
Nov 19, 2009                   53,002.49                           10,905,634.43
Dec 21, 2009                   51,054.78                           10,854,579.65
Jan 19, 2010                   58,245.75                           10,796,333.90
Feb 19, 2010                   54,060.48                           10,742,273.42
Mar 19, 2010                   61,189.46                           10,681,083.96
Apr 19, 2010                   54,811.75                           10,626,272.21
May 19, 2010                   57,403.51                           10,568,868.70
Jun 21, 2010                   51,098.44                           10,517,770.26
Jul 19, 2010                   62,511.29                           10,455,258.97
Aug 19, 2010                   56,283.81                           10,398,975.16
Sep 20, 2010                   54,464.03                           10,344,511.13
Oct 19, 2010                   61,356.18                           10,283,154.95
Nov 19, 2010                   57,405.69                           10,225,749.26
Dec 20, 2010                   57,779.90                           10,167,969.36
Jan 19, 2011                   60,294.64                           10,107,674.72
Feb 22, 2011                   52,173.32                           10,055,501.40
Mar 21, 2011                   67,347.47                            9,988,153.93
Apr 19, 2011                   63,529.26                            9,924,624.67
May 19, 2011                   61,829.74                            9,862,794.93

Jun 20, 2011                   58,071.93                           9,804,723.00
Jul 19, 2011                   64,647.83                           9,740,075.17
Aug 19, 2011                   60,945.82                           9,679,129.35
Sep 19, 2011                   61,343.10                           9,617,786.25
Oct 19, 2011                   63,765.38                           9,554,020.87
Nov 21, 2011                   58,140.64                           9,495,880.23
Dec 19, 2011                   68,527.95                           9,427,352.28
Jan 19, 2012                   62,984.34                           9,364,367.94
                                                                         441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------


Feb 21, 2012                   59,456.67                           9,304,911.27
Mar 19, 2012                   71,608.95                           9,233,302.32
Apr 19, 2012                   64,249.27                           9,169,053.05
May 21, 2012                   62,740.04                           9,106,313.01
Jun 19, 2012                   68,906.78                           9,037,406.23
Jul 19, 2012                   67,426.61                           8,969,979.62
Aug 20, 2012                   64,079.58                           8,905,900.04
Sep 19, 2012                   68,256.19                           8,837,643.85
Oct 19, 2012                   68,686.78                           8,768,957.07
Nov 19, 2012                   67,276.16                           8,701,680.91
Dec 19, 2012                   69,544.48                           8,632,136.43
Jan 22, 2013                   62,722.60                           8,569,413.83
Feb 19, 2013                   73,982.78                           8,495,431.05
Mar 19, 2013                   74,418.37                           8,421,012.68
Apr 19, 2013                   69,544.27                           8,351,468.41
May 20, 2013                   69,997.61                           8,281,470.80
Jun 19, 2013                   72,195.30                           8,209,275.50
Jul 19, 2013                   72,650.73                           8,136,624.77
Aug 19, 2013                   71,398.09                           8,065,226.68
Sep 19, 2013                   71,863.50                           7,993,363.18

Oct 21, 2013                   70,651.13                           7,922,712.05
Nov 19, 2013                   76,124.44                           7,846,587.61
Dec 19, 2013                   74,938.69                           7,771,648.92
Jan 21, 2014                   70,508.81                           7,701,140.11
Feb 19, 2014                   77,475.60                           7,623,664.51
Mar 19, 2014                   79,551.14                           7,544,113.37
Apr 21, 2014                   72,087.72                           7,472,025.65
May 19, 2014                   80,443.95                           7,391,581.70
Jun 19, 2014                   76,254.73                           7,315,326.97
Jul 21, 2014                   75,213.56                           7,240,113.41
                                                                         441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------


Aug 19, 2014                   80,286.97                            7,159,826.44
Sep 19, 2014                   77,765.46                            7,082,060.98
Oct 20, 2014                   78,272.38                            7,003,788.60
Nov 19, 2014                   80,255.35                            6,923,533.25
Dec 19, 2014                   80,761.62                            6,842,771.63
Jan 20, 2015                   78,393.33                            6,764,378.30
Feb 19, 2015                   81,765.63                            6,682,612.67
Mar 19, 2015                   85,091.84                            6,597,520.83
Apr 20, 2015                   80,043.60                            6,517,477.23
May 19, 2015                   84,693.64                            6,432,783.59
Jun 19, 2015                   82,504.77                            6,350,278.82
Jul 20, 2015                   83,042.58                            6,267,236.24
Aug 19, 2015                   84,901.76                            6,182,334.48
Sep 21, 2015                   81,537.33                            6,100,797.15
Oct 19, 2015                   88,517.44                            6,012,279.71
Nov 19, 2015                   85,245.87                            5,927,033.84
Dec 21, 2015                   84,555.23                            5,842,478.61
Jan 19, 2016                   88,809.82                            5,753,668.79

Feb 19, 2016                   86,931.65                            5,666,737.14
Mar 21, 2016                   87,498.32                            5,579,238.82
Apr 19, 2016                   90,415.07                            5,488,823.75
May 19, 2016                   89,812.25                            5,399,011.50
Jun 20, 2016                   88,108.23                            5,310,903.27
Jul 19, 2016                   92,051.40                            5,218,851.87
Aug 19, 2016                   90,417.91                            5,128,433.96
Sep 19, 2016                   91,007.31                            5,037,426.65
Oct 19, 2016                   92,659.81                            4,944,766.84
Nov 21, 2016                   90,125.02                            4,854,641.82
Dec 19, 2016                   95,854.53                            4,758,787.29
Jan 19, 2017                   93,416.90                            4,665,370.39
                                                                          441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------


Feb 21, 2017                   92,063.80                           4,573,306.59
Mar 20, 2017                   98,472.63                           4,474,833.96
Apr 19, 2017                   96,208.84                           4,378,625.12
May 19, 2017                   96,815.75                           4,281,809.37
Jun 19, 2017                   96,526.13                           4,185,283.24
Jul 19, 2017                   98,035.42                           4,087,247.82
Aug 21, 2017                   96,075.49                           3,991,172.33
Sep 19, 2017                  100,099.19                           3,891,073.14
Oct 19, 2017                   99,891.39                           3,791,181.75
Nov 20, 2017                   98,927.14                           3,692,254.61
Dec 19, 2017                  101,922.01                           3,590,332.60
Jan 19, 2018                  101,033.60                           3,489,299.00
Feb 20, 2018                  100,958.47                           3,388,340.53
Mar 19, 2018                  105,200.28                           3,283,140.25
Apr 19, 2018                  103,036.07                           3,180,104.18
May 21, 2018                  103,039.01                           3,077,065.17

Jun 19, 2018                   105,673.47                          2,971,391.70
Jul 19, 2018                   105,693.05                          2,865,698.65
Aug 20, 2018                   105,154.61                          2,760,544.04
Sep 19, 2018                   107,023.15                          2,653,520.89
Oct 19, 2018                   107,698.29                          2,545,822.60
Nov 19, 2018                   107,842.35                          2,437,980.25
Dec 19, 2018                   109,057.99                          2,328,922.26
Jan 22, 2019                   107,787.08                          2,221,135.18
Feb 19, 2019                   111,360.03                          2,109,775.15
Mar 19, 2019                   112,015.69                          1,997,759.46
Apr 19, 2019                   111,414.96                          1,886,344.50
May 20, 2019                   112,141.23                          1,774,203.27
Jun 19, 2019                   113,245.31                          1,660,957.96
Jul 19, 2019                   113,959.70                          1,546,998.26
                                                                         441529

                                                             Remaining Principal
                                                                    Outstanding
                                                 (following scheduled principal
Payment Due Date         Principal Payment Due                       payment)
----------------         ---------------------   -------------------------------


Aug 19, 2019                   114,353.30                        1,432,644.96
Sep 19, 2019                   115,098.72                        1,317,546.24
Oct 21, 2019                   115,571.96                        1,201,974.28
Nov 19, 2019                   117,107.87                        1,084,866.41
Dec 19, 2019                   117,593.88                          967,272.53
Jan 21, 2020                   117,725.51                          849,547.02
Feb 19, 2020                   119,257.00                          730,290.02
Mar 19, 2020                   119,984.23                          610,305.79
Apr 20, 2020                   120,330.90                          489,974.89
May 19, 2020                   121,449.69                          368,525.20
Jun 19, 2020                   122,035.31                          246,489.89
Jul 20, 2020                   122,830.81                          123,659.08
Aug 19, 2020                   123,659.08                                0.00

                                  SCHEDULE 2.1

                    CONDITIONS TO ADVANCE OF ACQUISITION LOAN


         The Advance of the Acquisition Loan shall be subject to Lender's receipt, review, approval and/or confirmation of the following, at Borrowers' cost and expense, each in form and content satisfactory to Lender in its sole discretion:

         1. The Loan Documents, executed by Borrowers and, as applicable, each Borrower Party.

         2. The commitment fee of $99,562.50 in cash.

         3. An ALTA leasehold mortgagee policy of title insurance in the maximum amount of the Loan, with reinsurance and endorsements as Lender may require, containing no exceptions to title (printed or otherwise) which are unacceptable to Lender, and insuring that the Mortgage is a first-priority Lien on the Mortgaged Property and related collateral.

         4. All documents evidencing the formation, organization, valid existence, good standing, and due authorization of and for each Borrower and each Borrower Party for the execution, delivery, and performance of the Loan Documents by each Borrower and each Borrower Party.

         5. Legal opinions issued by counsel for each Borrower and each Borrower Party, opining as to the due organization, valid existence and good standing of each Borrower and each Borrower Party, and the due authorization, execution, delivery, enforceability and validity of the Loan Documents with respect to, each Borrower and each Borrower Party; that the Loan, as reflected in the Loan Documents, is not usurious; to the extent that Lender is not otherwise satisfied, that the Mortgaged Property and its use and the anticipated use of the Project are in full compliance with all legal requirements; and as to such other matters as Lender and Lender's counsel reasonably may specify.

         6. Current Uniform Commercial Code searches for each Borrower and each Borrower Party.

         7. Evidence of insurance as required by this Agreement, and conforming in all respects to the requirements of Lender.

         8. A current "as-built" survey of the Mortgaged Property, dated or updated to a date not earlier than thirty (30) days prior to the date hereof, certified to Lender and such title insurer, prepared by a licensed surveyor acceptable to Lender and the issuer of the title insurance, and conforming to Lender's current standard survey requirements.

         9. A current Site Assessment.

         10. A current rent roll of the Mortgaged Property, certified by Borrowers and true and correct copies of all leases of the Mortgaged Property.

         11 . A copy of the City Lease, the Rawbar Sublease, the Restaurant Sublease, the State Lease, the State Waivers and the management agreement for the Mortgaged Property, each certified by Borrowers as being true, correct and complete, together with estoppel letters from the City, the State and the manager under the management agreement.

         12. Evidence that the Mortgaged Property, the operation thereof and the anticipated use and operation of the Project comply with all legal requirements, including without limitation that all requisite certificates of occupancy, building permits, environmental permits and other licenses, certificates, approvals or consents required of any governmental authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters.

         13. Current financial statements and tax returns of each Borrower and each Borrower Party. No adverse change shall have occurred in the financial condition of any Borrower or any Borrower Party.

         14. No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against the Mortgaged Property; the Mortgaged Property shall not have suffered any significant damage by fire or other casualty which has not been repaired; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Lender's judgment, a material adverse effect on any Borrower, any Borrower Party or the Mortgaged Property.

         15. All fees and commissions payable to real estate brokers, mortgage brokers, or any other brokers or agents in connection with the Loan or the acquisition of the Mortgaged Property have been paid, such evidence to be accompanied by any waivers or indemnifications deemed necessary by Lender. S

         16.   Payment  of  Lender's   costs  and   expenses  in   underwriting,
documenting, and closing the transaction, including fees and expenses of Lender's inspecting engineers, consultants, and outside counsel.

         17.  Estoppel  certificates  and  subordination,   non-disturbance  and
attornment agreements from tenants, as requested by Lender.

         18. Such other documents or items as Lender or its counsel reasonably may require.

         19. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct.

         20. No Potential Default or Event of Default shall have occurred or exist.

         21. Evidence that Borrowers have invested not less than $3,450,000 in the acquisition of the Mortgaged Property.


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




                                  SCHEDULE 2.2

                    CONDITIONS TO CONSTRUCTION LOAN ADVANCES


         PART A:           GENERAL CONDITIONS FOR EACH ADVANCE

         Each Advance of the Construction Loan shall be subject to the following conditions:

         1 . There shall exist no Potential Default or Event of Default (currently and after giving effect to the requested Advance).

         2. The representations and warranties contained in this Loan Agreement and in all other Loan Documents are true and correct.

         3. Borrowers shall have paid Lender's costs and expenses in connection with such withdrawal (including title charges, and costs and expenses of Lender's inspecting engineer and attorneys).

         4. There shall have been no change which could have a Material Adverse Effect on the condition, financial or otherwise, of any Borrower or any Borrower Party from such condition as it existed on the date of the most recent financial statements of such Person delivered to Lender from time to time.

         5 . Lender shall (i) have timely received all financial information from all Guarantors as required under the Loan Documents, and (ii) not have received notice from any Guarantor or any surety terminating or repudiating such Person's Guaranty.

         6. No condemnation or adverse, as determined by Lender, zoning or usage change proceeding shall have occurred or shall have been threatened against the Mortgaged Property; the Mortgaged Property shall not have suffered any damage by fire or other casualty which has not been repaired or is not being restored in accordance with this Agreement; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Lender's judgment, a material adverse effect on the Mortgaged Property or any Borrower's or any Borrower Party's ability to perform its obligations under the Loan Documents.

         PART B: CONDITIONS TO THE INITIAL ADVANCE OF THE CONSTRUCTION LOAN

         Lender's obligation hereunder to make the initial Advance of the Construction Loan is conditioned upon Lender's receipt of the following, each in form and substance satisfactory to Lender:

         1 .  Evidence  of the  satisfaction  of all  conditions  set  forth  on
Schedule 2.1.

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




         2. A notice of commencement signed by Borrowers shall have been recorded in the Public Records of Miami- Dade County, Florida, and a certified copy thereof shall have been posted at the Mortgaged Property in compliance with the Construction Lien Law. An executed copy of the Bonds shall be attached to and recorded with the notice of commencement.

         3. A guaranteed maximum fixed price contract ("Construction Contract") with a general contractor acceptable to Lender in Lender's sole discretion (the `General Contractor") with respect to the Project, together with (i) an assignment of the Construction Contract in favor of Lender as additional security for the Loan and (ii) an agreement from the General Contractor in favor of Lender under which the General Contractor (a) acknowledges Borrowers' assignment of the Construction Contract to Lender; (b) agrees that if Lender succeeds to Borrowers' rights as to the Mortgaged Property, the General Contractor will complete the Project for Lender pursuant to the Construction Contract; and (c) containing such other agreements as Lender considers appropriate. The Construction Contract must include a guarantee of completion.

         4. The Bonds as required in Section 8.30.

         5. A contract ("Architect's Contract") with an Architect (the "Architect") with respect to the Project, together with (i) an assignment of the Architect's Contract in favor of Lender as additional security for the Loan and
(ii) an agreement from the Architect in favor of Lender under which the Architect (a) acknowledges Borrowers' assignment of the Architect's Contract to Lender; (b) acknowledges Borrowers' assignment of the Plans and Specifications to Lender; (c) agreeing that, if Lender so requires, Lender may use the Plans and Specifications to complete the Project; (d) certifying that the Plans and Specifications comply with all applicable laws and other governmental requirements; and (e) containing such other agreements and certifications as Lender considers appropriate.

         6. An agreement from the Project engineer in favor of Lender consenting that, if Lender so requires, Lender may use the Plans and Specifications to complete the Project.

         7. Executed copies of all other Construction Documents.

         8. Final Plans and Specifications approved by the City and all other applicable governmental authorities, and accepted by the General Contractor.

         9. Detailed trade breakdown of the Project construction costs.

         10. A plan and cost review, at Borrowers' expense, pursuant to which Lender's Inspector shall review and advise Lender with respect to the Plans and Specifications, the adequacy of the Budget and other matters related to the design, construction, operation and use of the Project.

         11 . Copies of all applicable approvals and permits of governmental agencies for the construction of the Project, including without limitation the building permit, all of which shall have been issued without variance or condition, and there shall be no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such approvals and permits.

         12. Evidence that Borrowers have invested the required portion of the Equity Requirement in tie Project.

         PART C: CONDITIONS TO SUBSEQUENT ADVANCES OF THE CONSTRUCTION LOAN.

         , Lender's obligations hereunder to make any subsequent Advances of the Construction Loan are conditioned upon Lender's receipt of the following, each in form and substance satisfactory to Lender:

         1. A timely Advance Request, together with all required supporting documentation.

         2. Evidence that Borrowers have invested the required portion of the Equity Requirement in the Project.

         3. An endorsement to the loan policy of title insurance delivered to and accepted by Lender continuing the effective date of such policy through the date of the Advance and insuring that there has been no change in the status of the title to the Mortgaged Property, and increasing the amount of such policy by the amount of the Advance being made in connection therewith.

         4. A satisfactory inspection report from Lender's Inspector.

         5. Such other documents, instruments, information, agreements and certificates as Lender or the Title Insurer may reasonably require.

         PART D: CONDITIONS TO FINAL ADVANCE OF THE CONSTRUCTION LOAN.


         Lender's obligation hereunder to make the final Advance of the Construction Loan is conditioned upon Lender's receipt of the following, each in form and substance satisfactory to Lender:

         1 . Each of the items set forth in Part C of this Schedule 2.2, except as otherwise provided in this Part D.

         2. A final endorsement to the loan policy of title insurance delivered to and accepted by Lender continuing the effective date of such policy so as to insure the Loan as fully disbursed and removing any "pending disbursement" clause, any survey exceptions and any other exceptions to title arising out of the construction of the Project.

         3 . Evidence of the satisfaction of the Completion Conditions set forth in Section 8.23.

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                                  SCHEDULE 6.15
                               OWNERSHIP INTERESTS

         1. The Christoph Family Trust 50%

         2. HMG Bayshore, LLC, a Delaware limited liability company 50%







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


                                  SCHEDULE 8.7

                          TRANSACTIONS WITH AFFILIATES


                                      NONE



                                        1